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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Input/Output, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

INPUT/OUTPUT, INC.
12300 Parc Crest Drive
Stafford, Texas 77477
(281) 933-3339

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 22, 2004

To our Stockholders:

     The 2004 Annual Meeting of Stockholders of Input/Output, Inc. will be held at the Holiday Inn Southwest — Sugar Land, 11160 Southwest Freeway, Houston, Texas, on Tuesday, June 22, 2004, at 10:30 a.m. Central Daylight Time for the following purposes:

(1)	Election of two directors for a three-year term expiring in 2007;

(2)	Approval of the adoption of the Input/Output, Inc. 2004 Long-Term Incentive Plan;

(3)	Ratification of the appointment of PricewaterhouseCoopers LLP as I/O’s independent auditors for 2004; and

(4)	Transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

     I/O’s Board of Directors has set May 6, 2004, as the record date for the meeting. This means that owners of common stock at the close of business on that date are entitled to receive this notice of meeting and vote at the meeting and any adjournments or postponements of the meeting.

     We will make available a list of stockholders as of the close of business on June 11, 2004, for inspection during normal business hours from 9:00 a.m. to 5:00 p.m. through June 21, 2004, at I/O’s principal place of business, 12300 Parc Crest Drive, Stafford, Texas 77477. This list will also be available at the meeting.

     Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the proxy statement. To be sure that your vote counts and a quorum is assured, please sign, date and return the enclosed proxy card whether or not you plan to attend the meeting.

By order of the Board of Directors,

David L. Roland
Vice President — General Counsel and
Corporate Secretary

May 12, 2004
Stafford, Texas

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2004
ABOUT THE MEETING
ITEM 1 — ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Performance Graph
ITEM 2 — PROPOSAL TO ADOPT THE THE INPUT/OUTPUT, INC. 2004 LONG-TERM INCENTIVE PLAN
ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL AUDITOR FEES AND SERVICES
APPENDIX A
APPENDIX B

INPUT/OUTPUT, INC.
12300 Parc Crest Drive
Stafford, Texas 77477
(281) 933-3339

May 12, 2004

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 22, 2004

     Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2004 Annual Meeting of Stockholders of Input/Output, Inc. (“I/O”). The meeting will be held at the Holiday Inn Southwest — Sugar Land, 11160 Southwest Freeway, Houston, Texas, on June 22, 2004, at 10:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

     The mailing address of our principal executive offices is 12300 Parc Crest Drive, Stafford, Texas 77477. We are first sending the proxy materials to stockholders on or about May 12, 2004.

     All properly executed written proxies that our stockholders deliver pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

     Only owners of record of our shares of common stock at the close of business on May 6, 2004, are entitled to vote at the meeting, or at adjournments or postponements of the meeting. Each owner of common stock on the record date is entitled to one vote for each share of common stock held. On May 6, 2004, there were 53,132,179 shares of common stock issued and outstanding.

ABOUT THE MEETING

     What is a proxy?

     It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy, or a proxy card. Our Board of Directors has designated Robert P. Peebler and James M. Lapeyre, Jr. as proxies for the 2004 Annual Meeting of Stockholders.

     Who is soliciting my proxy?

     Our Board of Directors is soliciting proxies on its behalf to be voted at the 2004 Annual Meeting. All costs of soliciting the proxies will be paid by I/O. Officers and employees of the company may solicit proxies by telephone, or personally, without additional compensation. I/O may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held of record by such persons, and may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with the solicitation.

     What is a proxy statement?

     It is a document the regulations of the Securities and Exchange Commission require us to give you when we ask you to sign a proxy card designating individuals as proxies to vote on your behalf.

     What is the difference between a stockholder of record and a stockholder who holds stock in street name?

•	If your shares are registered in your name, you are a stockholder of record.

•	If your shares are in the name of your broker or bank, your shares are held in street name.

     What different methods can I use to vote?

     (a) In Writing: All stockholders can vote by written proxy card.

     (b) By Telephone and Internet: Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy statement. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

     (c) In Person: All stockholders may vote in person at the meeting. If you are a street name holder who wishes to vote in person, you will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the meeting.

     Does my vote matter?

     Absolutely! Corporations are required to obtain stockholder approval for the election of directors and other important matters. Stockholder participation is not a mere formality. Stockholder voting is essential for I/O to continue to function. It is also important that you vote to assure that a quorum is obtained so corporate business can be transacted.

     What is the effect of not voting?

     It depends on how ownership of your shares is registered. If you are a stockholder of record, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not be treated as a vote for or against a proposal.

     If you own your shares in street name, your broker or bank may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following question, in the absence of your voting instruction, your broker may or may not vote your shares.

     If I don’t vote, will my broker vote for me?

     If you own your shares in street name and you don’t vote, your broker may vote your shares in its discretion on some “routine matters.” With respect to other proposals, however, your broker may not vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as the “broker non-vote.” “Broker non-vote”shares are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved. Except for the proposal to adopt the 2004 Long-Term Incentive Plan, we believe that the proposals set forth in this proxy statement are routine matters on which brokers will be permitted to vote unvoted shares.

     What is the record date and what does it mean?

     The record date for the 2004 Annual Meeting of Stockholders is May 6, 2004. The record date is established by the Board of Directors as required by Delaware law. Owners of common stock at the close of business on the record date are entitled:

     (a) to receive notice of the meeting, and

     (b) to vote at the meeting and any adjournments or postponements of the meeting.

     How can I revoke a proxy?

     A stockholder can revoke a proxy by taking any one of the following three actions:

     (a) giving written notice to the Secretary of I/O,

     (b) delivering a later-dated proxy, or

     (c) voting in person at the meeting.

     What constitutes a quorum?

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of outstanding common stock constitutes a quorum. We need a quorum of stockholders to hold a valid Annual Meeting. If you have signed and returned your proxy card, your votes will be counted toward the quorum. If a quorum is not present, the chairman may adjourn the meeting, without notice other than an announcement at the meeting, until the required quorum is present.

     What are my voting choices when voting for director nominees, and what vote is needed to elect directors?

     In voting on the election of two director nominees to serve until the 2007 Annual Meeting of Stockholders, stockholders may vote in one of the following ways:

     (a) in favor of all nominees,

     (b) withhold votes as to all nominees, or

     (c) withhold votes as to specific nominees.

     Directors will be elected by a plurality vote of the shares of common stock represented and voting at the meeting. Stockholders are not permitted to cumulate their votes in the election of directors.

     The Board recommends a vote “FOR” each of the nominees.

     What are my voting choices when voting on the proposal to adopt the Input/Output, Inc. 2004 Long-Term Incentive Plan and what vote is needed to approve the plan?

     In voting on the proposal to adopt the plan, stockholders may vote in one of the following ways:

     (a) in favor of the adoption of the plan,

     (b) against the adoption of the plan, or

     (c) abstain from voting on the adoption of the plan.

     The proposal to adopt the Input/Output, Inc. 2004 Long-Term Incentive Plan requires the approval of a majority of the votes cast at the meeting, so long as the total vote cast on the proposal exceeds 50% of the shares of common stock outstanding.

     The Board recommends a vote “FOR” this proposal.

     What are my voting choices when voting on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors and what vote is needed to ratify their appointment?

     In voting on the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for 2004, stockholders may vote in one of the following ways:

     (a) in favor of ratification,

     (b) against the ratification, or

     (c) abstain from voting on the ratification.

     The proposal to ratify the appointment of PricewaterhouseCoopers LLP will require approval by a majority of the votes cast by the holders of the shares of common stock represented and voting at the meeting.

     The Board recommends a vote “FOR” this proposal.

     Will any other business be transacted at the meeting? If so, how will my proxy be voted?

     We do not know of any business to be transacted at the Annual Meeting other than those matters described in this proxy statement. The period specified in I/O’s Bylaws for submitting proposals to be considered at the meeting has passed and no proposals were submitted. However, should any other matters properly come before the meeting, and any adjournments or postponements of the meeting, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

     What if a stockholder does not specify a choice for a matter when returning a proxy?

     Stockholders should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees, FOR the approval of the adoption of the 2004 Long-Term Incentive Plan, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP.

     How are abstentions and broker non-votes counted?

     A properly executed proxy card marked “withhold” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the proposal to adopt the Input/Output, Inc. 2004 Long-Term Incentive Plan because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve the adoption of the plan. Abstentions and broker non-votes have no effect on the ratification of the appointment of the independent auditors.

     What is the deadline for submitting proposals to be considered for inclusion in the 2005 proxy statement?

     Stockholder proposals requested to be included in I/O’s 2005 proxy statement must be received by I/O not later than December 30, 2004. Proposals should be directed to David L. Roland, Vice President — General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

     What is the deadline for submitting a nomination for director of I/O for consideration at the Annual Stockholder Meeting in 2005?

     A proper director nomination may be considered at I/O’s 2005 annual meeting only if the proposal or nomination is received by I/O not later than December 30, 2004. All nominations should be directed to David L. Roland, Vice President — General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

ITEM 1 — ELECTION OF DIRECTORS

     Our stockholders elect approximately one-third of the members of the Board of Directors annually. The Directors are divided into three classes. Each class serves for a period of three years, although occasionally a Director may be elected for a shorter term in order to keep the number of Directors in each class approximately equal. The class of Directors elected at this meeting will serve on the Board until our annual meeting in 2007.

     The terms of Franklin Myers and Bruce S. Appelbaum will expire at the 2004 Annual Meeting. Mr. Myers and Mr. Appelbaum have each been nominated to stand for reelection at the meeting to hold office until our 2007 Annual Meeting and until his successor is elected and qualified.

     We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

     The Board of Directors recommends a vote “FOR” the election of Franklin Myers and Bruce S. Appelbaum.

Nominees For Election For Term Expiring In 2007

FRANKLIN MYERS	Director since 2001
Age 51

     Franklin Myers joined our Board of Directors in 2001. He is currently the Senior Vice President and Chief Financial Officer of Cooper Cameron Corporation, a leading international manufacturer of oil and gas pressure control equipment. Mr. Myers has been Senior Vice President at Cooper Cameron since 1995 and served as General Counsel and Corporate Secretary from 1995 to 1999, as well as President of the Cooper Energy Services Division from 1998 until 2002. Prior to joining Cooper Cameron, Mr. Myers was Senior Vice President and General Counsel of Baker Hughes Incorporated, a leading oilfield services and equipment provider, and an attorney and partner with the law firm of Fulbright & Jaworski L.L.P. in Houston, Texas. Mr. Myers is Chairman of the Compensation Committee and a member of the Governance Committee of our Board of Directors.

BRUCE S. APPELBAUM	Director since August 2003
Age 56

     Bruce S. Appelbaum joined our Board of Directors in 2003. He is currently the Chairman of Mosaic Natural Resources Ltd., a newly formed oil and gas exploration and production company focusing on opportunities in the North Sea. Prior to co-founding Mosaic, Mr. Appelbaum was President of Worldwide Exploration and New Ventures for Texaco, Inc. and a Vice President of Texaco. Mr. Appelbaum joined Texaco in 1990 as Division Manager of Texaco U.S.A.’s offshore exploration division and was elected an officer of Texaco in 2000. Mr. Appelbaum is a Trustee of the American Geological Institute Foundation and serves on the Advisory Board to the Department of Oceanography at Texas A&M University. He previously served on the Advisory Board of the School of Earth Sciences at Stanford University. Mr. Appelbaum is a member of the Audit Committee of our Board of Directors.

Incumbent Directors — Term Expiring In 2005

JOHN N. SEITZ	Director since August 2003
Age 52

     John N. Seitz joined our Board of Directors in 2003. He is the co-CEO and founder of North Sea New Ventures, a company focused on exploration and development opportunities in the North Sea. From 1977 to 2003, Mr. Seitz held positions of increasing responsibility at Anadarko Petroleum Company, serving most recently as a Director and as President and Chief Executive Officer. Mr. Seitz is a member of the Audit, Compensation and Governance Committees of our Board of Directors.

ROBERT P. PEEBLER	Director since 1999
Age 56

     Robert P. Peebler has been our President and Chief Executive Officer since April 2003 and a member of our Board of Directors since 1999. Prior to joining I/O on a full-time basis, Mr. Peebler was the founder, President and Chief Executive Officer of Energy Virtual Partners, an asset development and management company for oil and gas properties. Prior to founding Energy Virtual Partners in April 2001, Mr. Peebler was Vice President of e-Business Strategy and Ventures of the Halliburton Company, a leading provider of products and services to the petroleum and energy industries. Mr. Peebler joined Halliburton in 1996 when Halliburton acquired Landmark Graphics Corporation, the leading provider of workstation-based software for oil and gas exploration and production, where he served as CEO since 1992. Mr. Peebler began his career with Schlumberger, a global oilfield and information services company, in wireline operations, and spent 17 years with Schlumberger in various positions, including head of U.S. wireline operations and executive in charge of strategic marketing for the corporate energy services group.

SAM K. SMITH	Director since 1999
Age 72

     Sam K. Smith joined our Board of Directors in 1999. He also served as our Chief Executive Officer from 1999 until 2000. From 1989 to 1996, Mr. Smith was Chairman of the Board of Landmark Graphics Corporation. Prior to that time, Mr. Smith was a special limited partner at Sevin-Rosen Management, a Texas-based venture capital firm that has backed high technology firms, including Compaq, Lotus Development, and Silicon Graphics. Mr. Smith began his career at Texas Instruments where he held positions of increasing responsibility, such as Group Vice President for the Equipment Group, Texas Instruments’ defense business.

Incumbent Directors — Term Expiring In 2006

THEODORE H. ELLIOTT, JR.	Director since 1987
Age 68

     Theodore H. Elliott, Jr. joined our Board of Directors in 1987. In 1981, he co-founded Prime Capital Management Co., Inc., a Connecticut-based venture capital company, and has served as its Chairman since 1987. Prior to Prime Capital Management, Mr. Elliott was Vice President of General Electric’s venture capital subsidiary. Prior to General Electric, Mr. Elliott was head of investment banking at Clark, Dodge & Co. Inc. He is a Director of Carlo Gavazzi Holding AG, a Swiss-based producer of automation components and computer sub-systems that is listed on the Zurich Stock Exchange. Mr. Elliott is also a Director of National Interstate, a specialty property and casualty insurance company based in Ohio. Mr. Elliott is Chairman of the Audit Committee of our Board of Directors.

JAMES M. LAPEYRE, JR.	Director since 1998
Age 51

     James M. Lapeyre, Jr. has been Chairman of our Board of Directors since 1999 and a Director since 1998. Mr. Lapeyre has been President of Laitram L.L.C., a privately held New Orleans-based manufacturer of food processing equipment and modular conveyor belts, and its predecessors since 1989. Mr. Lapeyre joined our Board of Directors when we bought the DigiCourse marine positioning products business from Laitram. Mr. Lapeyre is Chairman of the Governance Committee and a member of the Compensation Committee of our Board of Directors.

Ownership of Equity Securities In I/O

     Except as otherwise set forth below, the following table sets forth information as of April 15, 2004, with respect to the number of shares of common stock owned by (i) each person known by us to be a beneficial owner of more than 5% of our Common Stock, (ii) each of our Directors, (iii) each of our executive officers named in the Summary Compensation Table included later in this proxy statement and (iv) all of our Directors and executive officers as a group.

		Rights to	Restricted	Percent of
Name of Owner	Common Stock(1)	Acquire(2)	Stock(3)	Common Stock(4)
Laitram, L.L.C.(5)	6,941,044	—	—	13.1%
Royce & Associates, Inc.(6)	6,306,200	—	—	11.9%
Barclays Global Investors, N.A.(7)	4,394,707	—	—	8.3%
Morgan Stanley(8)	3,430,081	—	—	6.5%
PRIMECAP Management Company(9)	3,333,896	—	—	6.3%
Daruma Asset Management, Inc.(10)	3,237,200	—	—	6.1%
Dimensional Fund Advisors Inc.(11)	2,837,750	—	—	5.3%
Steinberg Priest & Sloane Capital Management, LLC(12)	2,800,100	—	—	5.3%
James M. Lapeyre, Jr.(13)	7,832,540	70,000	—	14.9%
Bruce S. Appelbaum	3,000	—	—	*
Theodore H. Elliott, Jr.(14)	15,000	167,000	—	*
Franklin Myers	12,874	60,000	—	*
Robert P. Peebler	35,340	454,861	—	*
John N. Seitz	5,000	—	—	*
Sam K. Smith	24,007	70,000	—	*
Timothy J. Probert	—	—	—	*
C. Robert Bunch	—	—	—	*
Jorge Machnizh	—	50,000	25,000	*
Brad Eastman	15,229	13,125	—	*
Bjarte Fageraas	14,168	41,250	16,180	*
Laura Guthrie	8,653	9,375	12,849	*
Larry Denver	—	—	—	*
All directors and executive officers as a group (14 Persons)	7,946,582	877,986	94,029	16.3%

*	Less than 1%

(1)	Represents shares for which the named person (a) has sole voting and investment power or (b) has shared voting and investment power. Excluded are shares that (i) are restricted stock holdings or (ii) may be acquired through stock option or warrant exercises.

(2)	Represents shares of common stock that can be acquired through stock options exercisable through June 14, 2004.

(3)	Represents shares subject to a vesting schedule, forfeiture risk and other restrictions. Although these shares are subject to forfeiture provisions, the holder has the right to vote the shares and receive dividends until they are forfeited.

(4)	Assumes shares that such person has rights to acquire are outstanding.

(5)	The address for Laitram, L.L.C. is 220 Laitram Lane, Harahan, Louisiana 70123. Mr. Lapeyre is the President and a Director of Laitram, L.L.C. Please read note 13 below. Mr. Lapeyre disclaims beneficial ownership of any shares held by Laitram, L.L.C.

(6)	The address for Royce & Associates, Inc. is 1414 Avenue of the Americas, New York, New York 10019.

(7)	The address for Barclays Global Investors, N.A. is 45 Fremont Street, San Francisco, California 94105. The shares reported are owned by Barclays Global Investors, N.A., Barclays Global Fund Advisors, Barclays Bank PLC, Barclays Capital Securities Limited and other related entities in trust accounts for the economic beneficiaries of those accounts.

(8)	The address for Morgan Stanley and Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. Morgan Stanley is filing solely in its capacity as the parent company of and indirect owner of securities held by one of its business units.

(9)	The address for PRIMECAP Management Company is 225 S. Lake Avenue #400 Pasadena, California 91101-3005. PRIMECAP Management Company has sole voting power over only 2,039,652 of the shares of common stock.

(10)	The address for Daruma Asset Management, Inc. is 80 West 40th Street, 9th Floor, New York, New York 10018. The shares reported by Daruma Asset Management, Inc. are held by investment advisory clients whose accounts are managed by Daruma Asset Management, Inc. Mariko O. Gordon, who owns in excess of 50% of the outstanding voting stock and is the President of Daruma Asset Management, Inc., may also be considered a beneficial owner of the shares reported by Daruma Asset Management, Inc. Daruma Asset Management, Inc. has sole voting discretion over only 1,521,700 shares.

(11)	The address for Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The shares of common stock are held by investment companies, trusts and accounts for which Dimensional Fund Advisors Inc. serves as investment advisor. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(12)	The address for Steinberg, Priest & Sloane Capital Management, LLC is 12 East 49th Street, New York, New York 10017. Steinberg Priest & Sloane Capital Management, LLC has sole voting power over 2,604,500 shares.

(13)	The shares of common stock include 10,500 shares over which Mr. Lapeyre holds joint voting and investment control with his wife, 33,280 shares that Mr. Lapeyre holds as a custodian or trustee for the benefit of his children and 6,941,044 shares owned by Laitram L.L.C., of which Mr. Lapeyre disclaims any beneficial interest. Please read note 5 above. These shares exclude 30,000 shares owned by Mr. Lapeyre’s wife, who exercises sole voting and investment control over those shares.

(14)	The shares of common stock include 4,000 shares owned by Mr. Elliott’s wife, of which Mr. Elliott disclaims beneficial interest.

Section 16(a) Beneficial Ownership Reporting Compliance

     Executive officers, directors and certain persons who own more than ten percent of our common stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations

•	to file reports of their ownership of common stock with the Securities and Exchange Commission (SEC) and The New York Stock Exchange (NYSE), and

•	to furnish us with copies of the reports.

     We received written representations from each such person who did not file an annual report with the SEC on Form 5 that no Form 5 was due. Based on our review of the reports and representations, we believe that all required Section 16(a) reports were timely filed in 2003, except for (i) Mr. Morrison failed to timely report one option grant; (ii) Ms. Guthrie failed to timely report one option grant; (iii) Mr. Fageraas failed to timely report one option grant; (iv) Mr. Denver failed to timely report one option grant; (v) Mr. Eastman failed to timely report one option grant; (vi) Mr. Machnizh failed to timely file a Form 3; (vii) Mr. Elliott failed to timely report one purchase of stock; (viii) Mr. Bunch failed on two occasions to timely file a report of forfeited restricted stock or restricted stock withheld to satisfy tax obligations; and (ix) Mr. Peebler failed to timely report one option grant.

Board Of Directors and Corporate Governance

     In 2003, the Board of Directors held nine meetings and Committees of the Board of Directors held a total of 13 meetings. Overall, the attendance at such meetings was 92%. Each current director attended more than 75% of the total of all meetings of the Board of Directors and the Committees on which he served during 2003.

     Since 2003, we have reviewed and, if necessary, amended the charters of our Audit Committee, Compensation Committee and Governance Committee to reflect the new rules and standards under the Sarbanes-Oxley Act of 2002, the rules of the SEC and the NYSE’s new corporate governance listing standards. You can access our committee charters, our corporate governance guidelines and our code of ethics in the Investor Relations section of our website, which is at www.i-o.com or by writing to us at Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477, Attention: Corporate Secretary.

     Under NYSE corporate governance listing standards, James M. Lapeyre, Jr. has been designated as the presiding non-management director to lead non-management directors meetings of the Board. Our non-management directors meet at regularly scheduled executive sessions without management, over which Mr. Lapeyre presides. Stockholders and other interested parties may communicate with the Board and our presiding non-management director or non-management independent directors as a group by writing to “Chairman of the Board” (if the intended recipient is the Board) or “Presiding Non-management Director” (if the intended recipient is the presiding non-management director or the non-management directors as a whole), c/o Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477. Inquiries sent by mail will be reviewed by our Corporate Secretary and if they pertain to the functions of the Board or Board committees, or if the Corporate Secretary otherwise determines that they require the intended recipient’s attention, they will be forwarded to the intended recipient. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of our internal auditing department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

     We do not require our Board members to attend our annual stockholders meeting. At last year’s meeting, three of our directors attended.

     Our Board has determined that each of our current directors, except for Mr. Peebler as our Chief Executive Officer, has no material relationship with I/O (either directly or as a partner, shareholder or officer of an organization that has a relationship with I/O) and is independent within the meaning of the NYSE’s director independence standards, as they are currently in effect. Our Chairman, Mr. Lapeyre, is an executive officer and significant shareholder of a company that I/O has ongoing contractual relationships with, and Mr. Lapeyre and that company are, taken together, our largest stockholders. Our Board has determined that these relationships have not interfered with Mr. Lapeyre’s demonstrated independence from our management, and that therefore, Mr. Lapeyre, along with the rest of our non-management directors, are independent within the meaning of the NYSE’s standards.

Committees of the Board

     The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee. In addition, the Board establishes temporary special committees on an as-needed basis. All committees are composed entirely of non-employee directors.

     The Audit Committee is appointed by the Board to assist the Board in monitoring (i) the integrity of I/O’s consolidated financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independence and performance of our external auditors and (iv) the performance of the company’s internal audit function. In addition, the Audit Committee has the sole authority and responsibility to select, evaluate and, if necessary, replace our independent auditors. The Board of Directors has adopted the Charter of the Audit Committee, which is available at www.i-o.com and is also attached as Appendix A to this proxy statement. Each of the Audit Committee members satisfies the definition of independent director as established in the NYSE corporate governance listing standards. During the year, in accordance with section 407 of the Sarbanes-Oxley Act of 2002, I/O identified Mr. Elliott as the Audit Committee Financial Expert. Each member of the Audit Committee satisfies the definition of “independent” in accordance with the NYSE corporate governance listing standards. The Audit Committee met six times in 2003. The Audit Committee is currently composed of Messrs. Elliott (Chairman), Appelbaum and Seitz.

     The Compensation Committee reviews and approves all salary and other remuneration for our officers. The Compensation Committee is also responsible for the administration of I/O’s stock option or other stock-based plans and employee compensation plans. During 2003, the Compensation Committee met three times. The Board of Directors has adopted the Charter of the Compensation Committee, which is available at www.i-o.com. The Compensation Committee is currently composed of Messrs. Myers (Chairman), Lapeyre and Seitz, each of whom satisfies the definition of “independent” in accordance with the NYSE corporate governance listing standards.

     The Governance Committee advises the Board of Directors with regard to matters relating to governance, Board and Committee membership and succession. The Governance Committee will consider recommendations for nominees for directorships submitted by stockholders. Stockholders who wish the Governance Committee to consider their recommendations for nominees for director should submit their recommendations in writing to the Governance Committee, c/o the Secretary of the company, at our principal executive offices. Generally speaking, nominees for election to our Board should have high professional and personal ethics and values, consistent with our values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Finally, each director must represent the interests of all stockholders.

     Also, our bylaws permit stockholders to nominate individuals for director for consideration at an annual stockholders’ meeting. A proper director nomination may be considered at I/O’s 2005 annual meeting only if the proposal or nomination is received by I/O not later than December 30, 2004. All nominations should be directed to David L. Roland, Vice President — General Counsel and Corporate Secretary, Input/Output, Inc., 12300 Parc Crest Drive, Stafford, Texas 77477.

     The Board of Directors has adopted the Charter of the Governance Committee, which is available at www.i-o.com. The Governance Committee met three times in 2003. The Governance Committee is currently composed of Messrs. Lapeyre (Chairman), Myers and Seitz, each of whom satisfies the definition of “independent” in accordance with the NYSE corporate governance listing standards.

Director Compensation

     Officers who are also directors do not receive any fee or remuneration for services as members of the Board of Directors. Outside directors are entitled to receive an annual retainer fee of $20,000, which each outside director may elect to receive either in cash or in shares of our common stock valued at their fair market value as of the date of their issuance. In addition, the Chairman of the Audit Committee is entitled to receive an annual retainer fee of $7,500, the Chairman of the Compensation Committee is entitled to receive an annual retainer fee of $5,000, and the Chairman of the Governance Committee is entitled to receive an annual retainer fee of $3,000. Each Committee Chairman may elect to receive the retainer for serving as Chairman in cash or shares of Common Stock. Outside directors also receive, in cash, $2,000 for each Board meeting and $2,000 for each committee meeting attended (unless the committee meeting is held in conjunction with a Board meeting, in which case the fee for committee meeting attendance is $1,000) and $1,000 for each Board or committee meeting held via teleconference. Shares issued in lieu of cash directors’ fees are valued at the closing price per share on the NYSE on the date of issuance, which is the date of our annual stockholders meeting each year. Shares issued in lieu of cash fees are granted from our available treasury shares.

     In 1992, we adopted a Directors Retirement Plan. We discontinued this plan in 1996. Mr. Elliott is the only director entitled to receive any benefits under the Directors Retirement Plan. This plan requires us to make a lump sum payment to Mr. Elliott following his retirement from the Board in an amount equal to the present value of $15,000 to be received annually for a period of ten years.

     As a means to attract and recruit qualified new directors and to retain capable directors in a manner that promotes ownership of a proprietary interest in I/O, we adopted our Amended and Restated Non-Employee Director Stock Option Plan in 1996. In 1998, our stockholders approved an increase in the total number of shares available under the Director Stock Option Plan to 700,000 shares. As of March 31, 2004, there were 181,333 shares available for issuance under this plan.

     Under the terms of the Directors Plan, each non-employee director will be granted an option to purchase 20,000 shares of common stock on the date that person commences serving as a non-employee director. Afterwards, the non-employee director will be entitled to receive options to purchase 10,000 shares on the first business day of each November following such initial 20,000 share grant. The initial stock options granted to a Non-Employee Director vest in 33.33% installments on the first, second and third anniversary dates of the initial stock option grant. The second grant of stock options to a non-employee director vest in 50% installments on the first and second anniversary dates of the second stock option grant. The third grant of stock options to a non-employee director is fully exercisable on and following the first anniversary date of their date of grant, and stock options granted in future years are fully exercisable on the date of each such annual grant. The Directors Plan also provides for discretionary grants of stock options to non-employee directors as determined from time to time by the Board. Discretionary grants of stock options vest in 33.33% consecutive annual installments commencing on the first anniversary date of each such discretionary grant, unless otherwise provided by the Governance Committee. In May 2003, the Board awarded Mr. Myers an additional option to purchase 10,000 shares of common stock for his efforts in assisting the Board in identifying and hiring a new Chief Executive Officer.

Certain Transactions and Relationships

     On March 31, 2003, we announced that we had appointed Robert P. Peebler as our president and chief executive officer. In April 2003, we invested $3.0 million in preferred securities of Energy Virtual Partners and its affiliated corporation (EVP) in exchange for 22% of the outstanding ownership interests and 12% of the outstanding voting interests of EVP. EVP had been formed in 2001 to provide asset management services to large oil and gas companies in order to enhance the value of their oil and gas properties. Mr. Peebler had founded EVP, and served as its president and chief executive officer until he joined us in March 2003. Mr. Peebler continued to serve as the chairman of EVP and held a 23% ownership interest in EVP. Under Mr. Peebler’s employment agreement with us, Mr. Peebler was permitted to devote up to 20% of his time to EVP.

     During the second quarter of 2003, EVP failed to close two anticipated asset management agreements. After that time, EVP management re-evaluated its business model and adequacy of capital. During August 2003, the board of directors of EVP voted to liquidate EVP, since it was unable to present a clear and feasible business strategy. For that reason, we wrote our investment in EVP down to its approximate liquidation value of $1.0 million, resulting in a charge against earnings for our second quarter of 2003 of $2.1 million. Since then, Mr. Peebler offered, and we agreed, that all proceeds that Mr. Peebler receives from the liquidation of EVP will be paid to us. In December 2003, we received liquidation payments of $731,796 from EVP and $137,821 from Mr. Peebler. In March 2004, we received final liquidation payments of $98,302 from EVP and $18,513 from Mr. Peebler. These amounts were included in our estimates of EVP’s liquidation value.

     Mr. Lapeyre is the chairman and a significant equity owner of Laitram, L.L.C. (Laitram) and has served as president of Laitram and its predecessors since 1989. Laitram is a privately owned, New Orleans-based manufacturer of food processing equipment and modular conveyor belts. Mr. Lapeyre and Laitram together owned 14.9% of our outstanding common stock as of April 15, 2004.

     We acquired DigiCourse, Inc., our marine positioning products business, from Laitram in 1998 and have renamed it I/O Marine Systems, Inc. In connection with that acquisition, we entered into a Continued Services Agreement with Laitram under which Laitram agreed to provide us certain accounting, software, manufacturing and maintenance services. Manufacturing services consist primarily of machining of parts for our marine positioning systems. The term of this agreement expired in September 2001 but we continue to operate under its terms. In addition, when we have requested, the legal staff of Laitram has advised us on certain intellectual property matters with regard to our marine positioning systems. During 2003, we paid Laitram a total of $1,174,613, which consisted of $589,195 for manufacturing services, $543,108 for rent and other facilities charges, and $42,310 for other services. For the 2002 and 2001 fiscal years, we paid Laitram a total of $1.9 million and $1.4 million, respectively, under this agreement and for these legal advisory services. In the opinion of our management, the terms of these services are fair and reasonable and as favorable to us as those which could have been obtained from unrelated third parties at the time of their performance.

     In March 2000, our Board of Directors established an executive “matching” program under which we issued one share of restricted stock for each share purchased by our senior executives in open-market transactions in March and April of 2000. In connection with this program, we issued 33,000 shares of restricted stock to C. Robert Bunch, a former executive officer of I/O. Mr. Bunch funded his purchase through a loan from a commercial bank in the amount of $200,000. We guaranteed this indebtedness in 2000 and would have been liable for the entire amount outstanding under this loan if Mr. Bunch had defaulted on his obligation under the loan. Our guarantee of Mr. Bunch’s indebtedness expired by its terms in March 2003, and Mr. Bunch left our employment in May 2003.

EXECUTIVE OFFICERS

     Our current executive officers are as follows:

Name	Age	Position with I/O
Robert P. Peebler	56	President, Chief Executive Officer and Director
Jorge Machnizh	47	Executive Vice President and Chief Operating Officer
J. Michael Kirksey	48	Executive Vice President and Chief Financial Officer
Bjarte Fageraas	44	Vice President — Marine Imaging Systems
Christopher M. Friedemann	39	Vice President — Commercial Development
Laura D. Guthrie	45	Vice President — Human Resources
James R. Hollis	42	Vice President — Land Imaging Systems
David L. Roland	42	Vice President — General Counsel and Corporate Secretary
Michael L. Morrison	33	Controller and Director of Accounting

     For a description of the business background of Mr. Peebler, see “Incumbent Directors — Term Expiring in 2005” above.

     Jorge Machnizh has been our Executive Vice President and Chief Operating Officer since May 2003. Previously, he was employed by Landmark Graphics Corporation, where he worked in a variety of positions, most recently serving as Vice President — Operations for North and South America. Prior to joining Landmark in 1997, Mr. Machnizh held senior management appointments with large geophysical contractors, including Geco-Prakla (a division of Schlumberger) and Petty-Ray Geophysical (a division of Geosource, Inc.). Mr. Machnizh started his career as a crew chief for United Geophysical.

     J. Michael Kirksey has been our Executive Vice President and Chief Financial officer since January 2004. Before then, Mr. Kirksey had been the Chief Financial Officer, and then the Chief Executive Officer, of Metals USA, a leading metals processor and distributor based in Houston, Texas. Following the departure of Metals USA’s Chief Executive Officer, he was appointed CEO by the Metals USA board of directors and charged with restructuring the company’s operations and finances, and leading the company through an industry recession. Mr. Kirksey led the company through bankruptcy reorganization and succeeded in obtaining confirmation of a plan of reorganization in eleven months. Prior to joining Metals USA in 1997, Mr. Kirksey was Senior Vice President of Corporate Strategic Planning and the Chief Financial Officer — Europe for Keystone International Inc., a manufacturer of industrial valves and systems. Before joining Keystone, Mr. Kirksey worked for Arthur Andersen for 13 years, where he focused on growth strategies and technology companies.

     Bjarte Fageraas has been our Vice President — Marine Imaging Systems since February 2004, and was our Vice President and Chief Technology Officer from May 2001 to February 2004. Prior to joining I/O, Mr. Fageraas was President of and a stockholder in Geophysical Instruments AS, a Norwegian seismic technology company that we acquired in May 2001. From 1998 to 1999, Mr. Fageraas was Vice President — Research & Development of Aker Geo ASA, a Norwegian seismic contractor. Previously, Mr. Fageraas was Technical Manager of PGS Reservoir, a provider of seismic contracting services. Mr. Fageraas started his career at Geco-Prakla, where he held several research and development positions.

     Christopher M. Friedemann has been our Vice President — Commercial Development since August 2003. Mr. Friedemann’s accountabilities encompass corporate marketing, strategic planning and corporate development. Before joining I/O, Mr. Friedemann served as the Managing Director of RiverBend Associates, a privately held management consulting firm based in Texas. Prior to founding RiverBend in January 2002, he served as President of Tradeum, a venture-backed software company that was sold to VerticalNet in April 2000 at which time Mr. Friedemann assumed the role of managing Director-Europe. Before joining Tradeum in January 2000, Mr. Friedemann was Principal and Partner at the management consulting firm McKinsey & Company. Mr. Friedemann also has experience as a Senior Reservoir Engineer with Exxon, in field operations with Unocal and in energy merchant banking with Bankers Trust.

     Laura D. Guthrie has been our Vice President — Human Resources since March 2002. Prior to joining I/ O, Ms. Guthrie had been an independent management consultant specializing in executive coaching and compensation and organization development. From July 1999 until March 2000, Ms. Guthrie served as Vice President — Human Resources for Splitrock Services, Inc., a broadband communications company, until the company was sold to McCleod USA. Before joining Splitrock in July 1999, Ms. Guthrie was a management consultant with Sterling Consulting Group, a boutique firm specializing in strategy development for the oil and gas industry. Prior to joining Sterling in 1998, she was the HR Planning Manager for Unocal Corporation. Before joining Unocal in 1996, Ms. Guthrie served as the Region HR Manager for the Americas Division of BHP Petroleum, an Australian oil and gas company, where she held a variety of HR roles during her 11 year tenure.

     James R. Hollis has been Vice President — Land Imaging Systems since November 2003, and Business Unit Manager — Land Surface Systems since July 2003. Prior to joining I/O, Mr. Hollis served in various positions at Landmark Graphics, most recently as General Manager — Exploration and Development Solutions. Mr. Hollis joined Landmark Graphics when Landmark acquired Western Atlas Software in 1996. Mr. Hollis managed the Seismic Modeling Software Product line for Western Atlas. Mr. Hollis joined Western Atlas in 1993 when Western Atlas acquired Sierra Geophysics in 1993, where Mr. Hollis led the depth imaging and velocity modeling support and consulting services.

     David L. Roland has been Vice President — General Counsel and Corporate Secretary since April 2004. Prior to joining I/O, Mr. Roland held several positions within the legal department of Enron Corp., an energy trading and pipeline company, most recently as Vice President and Assistant General Counsel. Prior to joining Enron in 1998, Mr. Roland was an attorney with Caltex Corporation, an international oil and gas marketing and refining company. Mr. Roland was an attorney with the law firm of Gardere & Wynne from 1988 until 1994, when he joined Caltex.

     Michael L. Morrison has been our Controller and Director of Accounting since November 2002, and our Assistant Controller from June 2002. Prior to joining I/O, Mr. Morrison held several positions at Enron Corp., an energy trading and pipeline company, most recently as Director of Transaction Support. Mr. Morrison had held a variety of positions at Deloitte & Touche, LLP, a public accounting firm, from January 1994 until he joined Enron in June 2000.

EXECUTIVE COMPENSATION

     The following tables and narrative text discuss the compensation paid in fiscal years ended December 31, 2003, 2002 and 2001, to our Chief Executive Officers in 2003, our four other most highly compensated executive officers at December 31, 2003, and certain of our former executive officers.

Summary Compensation Table

						LONG-TERM
		ANNUAL COMPENSATION				COMPENSATION
						Awards
						Restricted		Shares
						Stock		Underlying	All Other
Name and Principal Position	Year*	Salary($)		Bonus($)		Award(s)($)		Options/SARs(#)	Compensation*($)
Robert P. Peebler	2003	$292,308		$—		$—		1,325,000	$8,008	(2)
Chief Executive	2002	—		—		—		10,000	25,000
Officer and Director(1)	2001	—		—		—		10,000	19,240
Timothy J. Probert (3)	2003	26,923		—		—		—	143,204	(4)
Former President and	2002	350,000		—		—		50,000	5,250
Chief Executive Officer	2001	343,269		498,750	(5)	—		60,000	7,282
C. Robert Bunch	2003	315,048		—		250,001	(7)	—	171,839	(8)
Former President and	2002	225,000		40,000		—		35,000	12,462
Chief Operating Officer (6)	2001	220,673		215,719		—		35,000	6,740
Jorge Machnizh	2003	163,077		60,000		95,250	(10)	200,000	265
Executive Vice President
and Chief Operating
Officer (9)
Brad Eastman	2003	160,000		—		120,001	(12)	25,000	6,307
Former Vice President	2002	145,000		20,000		—		12,500	$5,443
and Chief Administrative	2001	67,308		20,000		—		20,000	267
Officer (11)
Bjarte Fageraas	2003	170,000		—		127,498	(14)	25,000	5,643
Vice President -	2002	155,400		30,000	(15)	—		25,000	4,662
Marine Imaging Systems(13)	2001	107,656	(5)	61,124	(16)	—		30,000	3,751
Laura Guthrie	2003	135,000		—		101,250	(18)	12,500	4,455
Vice President -	2002	82,500		30,000		—		12,500	2,645
Human Resources (17)
Larry Denver	2003	96,154		—		150,000	(20)	25,000	126,268	(21)
Former Vice President -	2002	180,000		30,000		—		25,000	5,400
Business Development (19)	2001	131,538		94,500		121,155	(22)	15,000	1,690

*	Except as otherwise noted in the footnotes that follow, All Other Compensation consists of employer matching contributions to the 401(k) plan and the non-qualified deferred compensation plan and premiums paid for our Executive Salary Continuance and Executive Long Term Disability Plan.

(1)	Mr. Peebler became our Chief Executive Officer in April 2003. Prior to that time, he served as a director on our Board of Directors.

(2)	The All Other Compensation amounts for Mr. Peebler include $4,000 in directors fees paid to Mr. Peebler in 2003, $25,000 in 2002, and $19,240 in 2001. In 2002, Mr. Peebler received 1,630 shares of common stock as directors’ fees in lieu of $15,000 in cash and, in 2001, Mr. Peebler received 710 shares of common stock as directors’ fees in lieu of $8,450 in cash. In addition, the All Other Compensation amount for 2003 includes $1,020 paid to Mr. Peebler under our program that rewards individuals who are named as inventors on patents owned by us.

(3)	Mr. Probert resigned from I/O in January 2003.

(4)	The All Other Compensation amount for Mr. Probert includes $110,000 in additional compensation and $32,752 paid to Mr. Probert for accrued vacation time paid to Mr. Probert upon his resignation from I/O.

(5)	The bonus amount for Mr. Probert included $349,950 in cash and 18,600 shares of restricted stock. We use the closing price of our common stock on the date of the restricted stock grant for valuation purposes. This award was granted on February 14, 2002, under our 1998 Restricted Stock Plan, resulting in a grant value of $8.00 per share. In connection with Mr. Probert’s resignation, all 18,600 shares of restricted stock were cancelled in January 2003.

(6)	Mr. Bunch resigned from I/O in May 2003.

(7)	The restricted stock award was granted under our 2000 Restricted Stock Plan on February 4, 2003, resulting in a grant value of $3.94 per share for 63,452 shares of common stock. This award was to vest in 50% installments each year beginning on the first anniversary of the date of grant. While unvested, Mr. Bunch was entitled to the same voting and dividend rights as all other holders of common stock. We cancelled all of Mr. Bunch’s shares of restricted stock upon termination of his employment with I/O.

(8)	The other compensation amount for Mr. Bunch includes severance of $145,833 paid in accordance with the terms of his employment agreement dated February 4, 2003, and $18,627 paid to Mr. Bunch for accrued vacation time upon his resignation from I/O.

(9)	Mr. Machnizh joined I/O in May 2003.

(10)	The restricted stock award was granted under our 2000 Restricted Stock Plan on May 6, 2003, resulting in a grant value of $3.81 per share for 25,000 shares of restricted common stock. This award vests 10,000 shares on the first anniversary of the date of grant and then 5,000 shares on each of the next three anniversaries of the date of grant. While unvested, Mr. Machnizh is entitled to the same voting and dividend rights as all other holders of common stock.

(11)	Mr. Eastman joined I/O in June 2001 and resigned from I/O in February 2004.

(12)	The restricted stock award was granted under our 2000 Restricted Stock Plan on February 4, 2003, resulting in a grant value of $3.94 per share for 30,457 shares of common stock. One-half of this award was to vest on the first anniversary of the date of grant and the rest was to vest on the second anniversary of the date of grant. While unvested, Mr. Eastman was entitled to the same voting and dividend rights as all other holders of common stock. We cancelled all of Mr. Eastman’s shares of restricted stock upon termination of his employment with I/O.

(13)	Mr. Fageraas joined I/O in May 2001.

(14)	The restricted stock award was granted under our 1998 Restricted Stock Plan on February 4, 2003, resulting in a grant value of $3.94 per share for 32,360 shares of common stock. One half of this award vested on the first anniversary of the date of grant and the rest will vest on the second anniversary of the date of grant. For unvested shares, Mr. Fageraas is entitled to the same voting and dividend rights as all other holders of common stock.

(15)	Mr. Fageraas did not receive any of his bonus for 2002. Mr. Fageraas’ bonus was retained by us under arrangements with Mr. Fageraas that we made when he joined I/O. In connection with the acquisition of the outstanding shares of capital stock of his company, Geophysical Instruments AS, we agreed with Mr. Fageraas that in exchange for the cash consideration for his shares, $50,000 per year for the first three years of his employment would be deducted from bonuses otherwise payable to him. If his bonus in any of these three years was less than $50,000, then the balance would be carried forward and set off against any bonus otherwise payable in the next year. If Mr. Fageraas voluntarily terminates his employment with I/O prior to recapture of any portion of $150,000, then he must repay us such unpaid amount.

(16)	Mr. Fageraas received only $11,124 of his bonus for 2001. The remaining $50,000 was retained by us pursuant to arrangements with Mr. Fageraas that we made when he joined I/O. See Note 15 above.

(17)	Ms. Guthrie joined I/O in March 2002.

(18)	The restricted stock award was granted under our 2000 Restricted Stock Plan on February 4, 2003, resulting in a grant value of $3.94 per share for 25,698 shares of common stock. One-half of this award vested on the first anniversary of the date of grant and the rest will vest on the second anniversary of the date of grant. For unvested shares, Ms. Guthrie is entitled to the same voting and dividend rights as all other holders of common stock.

(19)	Mr. Denver joined I/O in April 2001 and resigned from I/O in May 2003.

(20)	The restricted stock award was granted under our 1998 Restricted Stock Plan on February 4, 2003, resulting in a grant value of $3.94 per share for 38,071 shares of common stock. This award was to vest in 50% installments each year beginning on the first anniversary of the date of grant. While unvested, Mr. Denver was entitled to the same voting and dividend rights as all other holders of common stock. We cancelled all of Mr. Denver’s shares of restricted stock upon termination of his employment with I/O.

(21)	The 2003 All Other Compensation amount for Mr. Denver includes severance of $107,692 paid in accordance with the terms of his employment agreement dated February 4, 2003, and $15,585 paid to Mr. Denver for accrued vacation time upon his resignation from I/O.

(22)	Includes 9,850 shares granted to Mr. Denver under our 2000 Restricted Stock Plan. These shares were to vest one-third per year beginning three years after the date of grant. While unvested, Mr. Denver was entitled to the same voting and dividend rights as all other holders of common stock. The restricted shares were valued at $12.30 per share, the closing price on June 7, 2001, which was the date the shares were granted to Mr. Denver.

Option Grants in Last Fiscal Year

Individual Grants
	Number of	Percentage of			Potential Realizable
	Securities	Total			Value at Assumed Annual
	Underlying	Options/SARs			Rates of Stock Price
	Option/SARs	Granted to	Exercise of		Appreciation for Option Term*
	Granted	Employees in	Base Price	Expiration
Name	(#) (1)	Fiscal Year (2)	($/Sh)	Date	5% ($)	10% ($)
Robert P. Peebler	1,325,000	57.22%	$6.00	03/31/13	$0	$4,442,152
Timothy J. Probert	—	—	—	—	—	—
C. Robert Bunch	—	—	—	—	—	—
Jorge Machnizh	200,000	8.64%	3.30	05/06/13	415,070	1,051,870
Brad Eastman	25,000	1.08%	3.35	04/21/13	52,670	133,476
Bjarte Fageraas	25,000	1.08%	3.35	04/21/13	52,670	133,476
Laura Guthrie	12,500	0.54%	3.35	04/21/13	26,335	66,738
Larry Denver	25,000	1.08%	3.35	04/21/13	52,670	133,476

*	The dollar gains under these columns result from using calculations assuming 5% and 10% growth rates set forth under SEC rules and are not intended to forecast future price appreciation of our Common Stock. The gains reflect a future value based upon growth at these prescribed rates. We did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. Options have value to recipients, including the listed executives, only if the stock price advances beyond the grant price shown in the table during the effective option period.

(1)	These awards were made under our 2003 Stock Option Plan and our 2000 Long-Term Incentive Plan. The options granted to Mr. Peebler under our 2003 Stock Option Plan are exercisable at an exercise price of $6.00 per share. On March 31, 2003, the date of grant, the closing sales price per share of our common stock on the NYSE was $3.60. The options vest as to one-quarter of the shares on the first anniversary of the date of grant. After that, they vest monthly in 1/36th increments until the options are fully vested on the fourth anniversary of the date of grant. If Mr. Peebler’s employment is terminated by I/O without cause, or is terminated by reason of his death or disability or he resigns for “good reason,” then his options will vest monthly in 1/48th increments over a four year period beginning on the date of grant. His options will automatically accelerate and be fully vested upon a change of control. Upon his termination, he will have a period of one year after termination to exercise his vested options, unless the 10-year term of his options first expires.

The other options listed in this column were granted under the 2000 Long-Term Incentive Plan at an exercise price equal to the fair market value per share of our common stock on the date of grant. The fair market value of a share of our common stock is defined in the Long Term Incentive Plan as the closing sales price on the immediately preceding business day of a share of common stock as reported on the NYSE. The options vest in 25% increments on the first, second, third and fourth anniversaries of the grant date. The Long Term Incentive Plan contains provisions regarding the impact of a change of control, death, disability, retirement and termination of employment on the exercisability of options, with change of control and retirement (subject to certain exceptions) causing acceleration of vesting.

(2)	Based on an aggregate of 2,315,500 shares subject to options granted to our employees during the year ended December 31, 2003, including the listed executives.

Fiscal Year-End Option Values

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money
	Options/SARs at Fiscal		Options/SARs at Fiscal
	Year-End (#)		Year-End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert P. Peebler	50,000	1,325,000	1,600	—
Timothy J. Probert	—	—	—	—
C. Robert Bunch	—	—	—	—
Jorge Machnizh	—	200,000	—	242,000
Brad Eastman	13,125	44,375	—	29,000
Bjarte Fageraas	21,250	58,750	—	29,000
Laura Guthrie	3,125	21,875	—	14,500
Larry Denver	—	—	—	—

*	None of the officers listed in this table exercised options during the year ended December 31, 2003.

(1)	Based on a value of $4.51 per share, the closing price per share on the NYSE on December 31, 2003.

Long-Term Incentive Plan Awards in Last Fiscal Year (1)

		Performance or
	Number of Shares,	Other Period	Estimated Future Payouts Under Non-Stock Price-Based Plans (2)
	Units or Other	Until Maturation
Name	Rights (#)	or Payout	Threshold ($ or #)	Target ($ or #)	Maximum ($ or #)
Robert P. Peebler	—	—	—	—	—
Timothy J. Probert	—	—	—	—	—
C. Robert Bunch	40,000	3 years	—	8,000	40,000
Jorge Machnizh	—	—	—	—	—
Brad Eastman	15,000	3 years	—	3,000	15,000
Bjarte Fageraas	15,000	3 years	—	3,000	15,000
Laura Guthrie	8,000	3 years	—	1,600	8,000
Larry Denver	15,000	3 years	—	3,000	15,000

(1)	These performance share awards were issued under our 2000 Long-Term Incentive Plan. The Compensation Committee of our Board of Directors, which administers the plan, awards performance shares to certain of our executive officers. The Committee determines the total number of shares of our common stock available for each participant by comparing our performance against our internal plan and against our industry peers. Actual awards are determined after the end of the three-year period and range from 0% to 100% of the performance shares awarded. No awards are earned until performance is certified by the Compensation Committee at the end of the three-year period. The plan is based on total stockholder return over the three-year period, with no payment if total stockholder return is less than 20% on an annualized basis. Upon a change in control, all awards become fully vested and payable.

(2)	At the target level of performance, participants receive 20% of the performance shares awarded. No shares are issued for performance below the target level. The maximum number of shares is earned if an over-achievement target is reached. The over-achievement target is total stockholder return of 25% on an annualized basis for the three-year period.

Employment Agreements

     Our employment agreement with Mr. Peebler dated March 31, 2003 provides that Mr. Peebler will serve as president and chief executive officer for a five year term, unless sooner terminated. Under the agreement, Mr. Peebler is entitled to an annual base salary of at least $400,000, and to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event that Mr. Peebler’s employment is terminated by us without cause, or if he resigns for “good reason” (defined as a reduction in his status, pay or benefits; a demotion to a lesser position with I/O or reduction of his duties and responsibilities; or a change of his principal place of employment by more than 30 miles), then we are obligated to pay Mr. Peebler over a three year period a termination payment equal to three times his annual base salary. In addition, we granted Mr. Peebler an option to purchase 1,325,000 shares at $6.00 per share (representing a premium of approximately 67% over average prevailing market prices at the time of his agreement).

     The employment agreement contains provisions relating to protection of our confidential information and intellectual property and restricts Mr. Peebler from soliciting our employees and customers or competing with us during the term of his employment and for a period of two years following termination. If he violates these covenants, we can suspend making his termination payment. In the event of a change of control, if Mr. Peebler remains with us or with our successor for a period of 18 months following the change of control, he can then voluntarily resign for any reason or no reason at all, and be entitled to receive the termination payment referred to above. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Peebler lapse and all options immediately become fully vested and exercisable. If any payment or benefit under his employment agreement is determined to be subject to the excise tax for “excess parachute payments” under U.S. federal income tax rules, we have agreed to pay to Mr. Peebler an additional amount to adjust for the incremental tax costs of those payments to Mr. Peebler. We also agreed to indemnify Mr. Peebler to the fullest extent permitted by our certificate of incorporation and bylaws, and to provide him coverage under our directors’ and officers’ liability insurance policies to the same extent as our other executives.

     Our employment agreement with Jorge Machnizh was entered into on April 23, 2003. The agreement provides for Mr. Machnizh to serve as our Executive Vice President and Chief Operating Officer until May 12, 2006 and, thereafter, for additional successive terms of one year each, unless terminated by us or Mr. Machnizh at the end of the initial term or any additional term. Under the agreement, Mr. Machnizh is entitled to an annual base salary of at least $265,000 and is eligible to receive a bonus under the terms of our Incentive Compensation Plan. In addition, he was granted a guaranteed bonus for 2003 of $60,000. In connection with this agreement, Mr. Machnizh was granted an award of 25,000 shares of restricted stock and stock options to purchase 200,000 shares under our 2000 Long-Term Incentive Plan. Under the agreement, Mr. Machnizh is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event Mr. Machnizh’s employment is terminated by us other than for cause or by Mr. Machnizh for good reason, then, so long as he executes a general release in favor of I/O, we are obligated to pay Mr. Machnizh in monthly installments over an 18-month period a sum equal to 1.5 times his base salary at the time of termination, as well as a pro rata portion of any annual incentive compensation for the year in which termination occurs, and to provide him continued participation in our health and welfare plans for a period of 18 months. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Machnizh lapse and all options immediately become fully vested and exercisable. The agreement restricts Mr. Machnizh from soliciting I/O’s employees and customers or competing with I/O for a period of 18 months following termination.

     Our employment agreement with J. Michael Kirksey was entered into on January 1, 2004. The agreement provides for Mr. Kirksey to serve as our Executive Vice President and Chief Financial Officer until December 31, 2005 and, thereafter, for additional successive terms of one year each, unless terminated by us or Mr. Kirksey at the end of the initial term or any additional term. Under the agreement, Mr. Kirksey is entitled to an annual base salary of at least $227,000 and is eligible to receive a bonus under the terms of our Incentive Compensation Plan. In connection with this agreement, Mr. Kirksey was granted an award of 13,000 shares of restricted stock and stock options to purchase 130,000 shares under our 2000 Long-Term Incentive Plan. Under the agreement, Mr. Kirksey is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event Mr. Kirksey’s employment is terminated by us other than for cause or by Mr. Kirksey for good reason, then, so long as he executes a general release in favor of I/O, we are obligated to pay Mr. Kirksey in monthly installments over a 12-month period a sum equal to his base salary at the time of termination, as well as a pro rata portion of any annual incentive compensation for the year in which termination occurs, and to provide him continued participation in our health and welfare plans for a period of one year. In addition, upon a change of control of I/O, any restrictions on equity securities issued to Mr. Kirksey lapse and all options immediately become fully vested and exercisable. The agreement restricts Mr. Kirksey from soliciting I/O’s employees and customers or competing with I/O for one year following the termination of his employment with I/O.

     Our employment agreement with Mr. Fageraas was entered into on February 4, 2003. The agreement provides for Mr. Fageraas to serve as our Vice President - Chief Technology Officer for an initial term of two years and, thereafter, for additional successive terms of one year each unless terminated by us or Mr. Fageraas at the end of the initial term or any additional term. Under the agreement, Mr. Fageraas is entitled to an annual base salary of at least $170,000 and is eligible to receive a bonus based on objective criteria established by the Board. Mr. Fageraas is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with his position. In the event Mr. Fageraas’ employment is terminated by us other than for cause or by Mr. Fageraas for good reason, then provided that he executes a general release in our favor, I/O is obligated to pay Mr. Fageraas in monthly payments over a 12-month period a sum equal to his base salary as well as a pro rata portion of any annual bonus for the year in which such termination occurs and to offer him continued participation in our health and welfare plans for a period of 12 months. In addition, under such circumstances we would be required to reimburse Mr. Fageraas for certain excise taxes he may incur under the laws of Norway. The agreement restricts Mr. Fageraas from soliciting I/O’s employees and customers or competing with I/O for a period of one year following termination. I/O has also agreed pursuant to this agreement to indemnify Mr. Fageraas to the fullest extent permitted by I/O’s Certificate of Incorporation and Bylaws.

     Our employment agreement with Ms. Guthrie was entered into on February 4, 2003. The agreement provides for Ms. Guthrie to serve as our Vice President - Human Resources for an initial term of two years and, thereafter, for additional successive terms of one year each unless terminated by us or Ms. Guthrie at the end of the initial term or any additional term. Under the agreement, Ms. Guthrie is entitled to an annual base salary of at least $135,000 and is eligible to receive a bonus based on objective criteria established by the Board. Ms. Guthrie is entitled to participate in all of our employee benefit plans available to senior executives at a level commensurate with her position. In the event Ms. Guthrie’s employment is terminated by us other than for cause or by Ms. Guthrie for good reason, then provided that she executes a general release in favor of I/O, I/O is obligated to pay Ms. Guthrie in monthly payments over a year a sum equal to her base salary as well as a pro rata portion of any annual bonus for the year in which such termination occurs and to offer her continued participation in our health and welfare plans for a period of twelve months. The agreement restricts Ms. Guthrie from soliciting I/O’s employees and customers or competing with I/O during the term of her employment and for a period of one year following termination. I/O has also agreed pursuant to this agreement to indemnify Ms. Guthrie to the fullest extent permitted by I/O’s Certificate of Incorporation and Bylaws.

Compensation Committee Interlocks And Insider Participation

     Prior to becoming our Chief Executive Officer in March 2003, Mr. Peebler served as a member of the Compensation Committee of our Board of Directors.

     In April 2003, we invested $3.0 million in preferred securities of EVP in exchange for 22% of the outstanding ownership interests and 12% of the outstanding voting interests of EVP. EVP had been formed in 2001 to provide asset management services to large oil and gas companies in order to enhance the value of their oil and gas properties. Mr. Peebler had founded EVP, and served as its president and chief executive officer until he joined us in March 2003. Mr.

Peebler continued to serve as the chairman of EVP and held a 23% ownership interest in EVP. Under Mr. Peebler’s employment agreement with us, Mr. Peebler was permitted to devote up to 20% of his time to EVP.

     During the second quarter of 2003, EVP failed to close two anticipated asset management agreements. After that time, EVP management re-evaluated its business model and adequacy of capital. During August 2003, the board of directors of EVP voted to liquidate EVP, since it was unable to present a clear and feasible business strategy. For that reason, we wrote our investment in EVP down to its approximate liquidation value of $1.0 million, resulting in a charge against earnings for our second quarter of 2003 of $2.1 million. Since then, Mr. Peebler offered, and we agreed, that all proceeds that Mr. Peebler receives from the liquidation of EVP will be paid to us. In December 2003, we received liquidation payments of $731,796 from EVP and $137,821 from Mr. Peebler. In March 2004, we received final liquidation payments of $98,302 from EVP and $18,513 from Mr. Peebler. These amounts were included in our estimates of EVP’s liquidation value.

Equity Compensation Plan Information

			Number of
			securities
			remaining available
	Number of		for future issuance
	securities to be		under equity
	issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding
	Outstanding	outstanding	securities
	options,	options, warrants	reflected in
	warrants and rights	and rights*	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders
Amended and Restated 1990 Stock Option Plan	1,584,582	$10.71	—
Amended and Restated 1991 Directors Stock Option Plan	75,000	$21.89	—
Amended and Restated 1996 Non-Employee Director Stock Option Plan	624,000	$10.30	49,333
1998 Restricted Stock Plan	57,360		21,807
2000 Long-Term Incentive Plan	1,982,250	$7.06	127,025
Employee Stock Purchase Plan	—		609,402
2003 Stock Option Plan	1,500,000	$6.00	175,000

Subtotal	5,765,832		982,567
Equity compensation plans not approved by security holders
Non-Employee Directors’ Retainer Plan	—		73,629
2000 Restricted Stock Plan	—		65,845

Subtotal	—		139,474

Total	5,765,832		1,122,041

     2000 Restricted Stock Plan. During 2000, our Board approved the Input/Output, Inc. 2000 Restricted Stock Plan. This plan grants our Compensation Committee the authority to make awards of restricted stock of up to 200,000 shares of our common stock in order to attract and retain key employees of I/O and our subsidiaries. Awards may be made from authorized and unissued shares or treasury shares, but the plan provides that shares delivered under the initial grants under the plan must be made only from treasury shares or common stock repurchased by I/O. As of December 31, 2003, there were 101,155 shares of restricted stock issued and outstanding under this plan.

     Under the terms of this plan, I/O enters into individual award agreements with participants designated by the Compensation Committee specifying the number of shares of common stock granted under the award, the price (if any) to be paid by the grantee for the restricted stock, the restriction period during which the award is subject to forfeiture, and any performance objectives specified by the Committee. Participants are not permitted to sell, transfer or pledge their restricted stock during their restriction period.

     Upon termination of a participant’s employment with us for any reason other than death, disability or retirement, all nonvested shares of restricted stock will be forfeited. In addition, in the event of a “change in control” of I/O, all shares of restricted stock will become fully vested. Unless sooner terminated, the 2000 Restricted Stock Plan will expire on March 13, 2010.

     Directors’ Retainer Plan. In 2001, our Board adopted arrangements whereby our non-employee directors can elect to receive their annual retainer for service as a director, and any retainer for serving as a committee chairman, in cash or in common stock. Any common stock issued pursuant to these arrangements is valued at the closing price of our common stock on the date before issuance. The Board has reserved 100,000 of our treasury shares for issuance under these arrangements.

Performance Graph

     We have made previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this proxy statement, in whole or in part. However, the following Performance Graph and the Report of the Compensation Committee of the Board of Directors of Input/Output, Inc. shall not be incorporated by reference into any such filings.

     The Performance Graph is presented for the period beginning December 31, 1998 and ending on December 31, 2003. The Peer Group Index consists of OYO Geospace Corporation, Bolt Technology Corp. and Compagne Generale de Geophysics. Historical stock performance during this period may not be indicative of future stock performance.

	1998	1999	2000	2001	2002	2003
INPUT/OUTPUT, INC.	100.00	69.23	139.32	112.27	58.12	61.68
PEER GROUP INDEX	100.00	89.58	135.42	68.29	40.84	82.82
S&P500 INDEX	100.00	121.04	110.02	96.95	75.52	97.18

Report of the Compensation Committee
of the Board of Directors of Input/Output, Inc.

     The Compensation Committee of the Board of Directors of Input/Output, Inc. offers this report regarding compensation policies for executive officers and our Chief Executive Officer.

     The Committee has three principal goals:

•	provide competitive compensation opportunities to attract and retain qualified and productive executive employees;

•	motivate executives to accomplish corporate financial goals; and

•	create meaningful links between corporate performance, individual performance and rewards.

     In the fall of 2003, the Committee, with the assistance of a third-party consultant, undertook a comprehensive review of I/O’s total compensation philosophy to maximize achievement of the Committee’s goals. As a result of this review, the Committee clarified governing principles in establishing executive compensation:

     Long-Term and At-Risk Focus. Premium compensation opportunities should be composed of long-term, at-risk pay to focus management on the long-term interests of I/O. Base salary, annual incentives and employee benefits should be at competitive levels.

     Equity Orientation. Equity-based plans should comprise a major part of the at-risk portion of total compensation to instill ownership thinking and to link compensation to corporate performance and stockholder interests.

     Competitive. The Committee emphasizes total compensation opportunities consistent with the 50th percentile of a peer group of companies. Competitiveness of base pay and annual incentives is independent of stock performance. However, overall competitiveness of total compensation is contingent on long-term, stock-based compensation programs.

     These principles apply to compensation policies for all executive officers. The Committee does not follow the principles in a mechanistic fashion; rather, the Committee uses experience and judgment in determining the appropriate mix of compensation for each individual.

Components of Executive Compensation

     The primary components of executive compensation are:

•	Annual cash compensation, including base salary and annual incentives.

•	Long-term incentive compensation, including stock options, performance shares and restricted stock.

Annual Cash Compensation

     Base Salary. The purpose of base salary is to create a base of cash compensation for executive officers that is in the 50th percentile of our comparator group of companies. We exercise discretion in making salary decisions and rely to a large extent on the Chief Executive Officer’s evaluations of individual executive officer performance after reviewing their performance with him. Salary increases for executive officers do not follow a preset schedule or formula.

     Base salary is designed to provide an income level that is sufficient to minimize day-to-day distractions of executives from their focus on long-term business growth. However, base pay levels are not intended to be the vehicle for significant long-term capital and wealth accumulation for executives.

     Annual Incentives. The Committee implements an annual incentive plan each year to provide cash compensation that is at-risk on an annual basis and is contingent on achievement of annual business and operating objectives. Annual incentives measure overall corporate performance and achievement of individual critical success factors. The annual incentive plan is the primary program for measuring individual performance. Annual incentives are expressed as a percentage of the recipients’ base salary with higher upside opportunity for high performance and no payment for below-acceptable performance. The annual cash incentive provides income levels that are sufficient to allow for modest wealth accumulation for executive officers in the presence of high levels of business performance.

     For 2003 we did not pay cash bonuses to our continuing executives because our financial performance did not qualify for bonus compensation under our plan. However, a bonus was paid to our Chief Operating Officer in accordance with the terms of his employment agreement.

Long-Term Incentive Compensation

     Long-term incentives comprise a large portion of the total compensation package for executive officers. For 2003, there were three forms of long-term incentives utilized for executive officers: stock options, performance shares and restricted stock. For 2004, the Compensation Committee has recommended that only two forms of the long-term incentives be utilized for executive offers: stock options and restricted stock.

     In any given year, an executive officer may be offered a combination of long-term incentives. In the presence of high levels of business performance, long-term incentives will provide income levels that are sufficient to allow for wealth accumulation for executive officers.

     Stock Options. The purpose of stock options is to provide equity compensation whose value has been traditionally treated as entirely at-risk, based on the increase in our stock price and the creation of stockholder value. Stock options also allow executive officers to have equity ownership and to share in the appreciation of the value of the stock in I/O. Stock options only have value if the stock price appreciates in value from the date options are granted.

     Stock option awards are based on business performance in the previous fiscal year. Approximately 161 employees received option awards covering 1,100,000 shares of common stock in 2003. The officers named in the compensation tables received option awards for 110,000 shares in 2003.

     Performance Shares. During 2003, we made awards of performance shares under the 2000 Long-Term Incentive Plan. The awards made in 2003 are based on total stockholder return, which includes stock appreciation and dividends. Awards are made for a three-year performance period. Below a threshold level of performance in the period, no awards are earned. Based on Input/Output’s financial performance in 2002 and 2003, no accruals for financial accounting purposes have been made for any payment of any awards granted under this plan.

     Restricted Stock. We use restricted stock to focus executives on the long-term performance of I/O. Vesting of restricted stock is not dependent on performance measurement targets; vesting is based on continued employment. We did make several awards of restricted stock in 2003 as a recruiting device for several of I/O’s management team.

Additional Information

     Benefits. Benefits offered to executive officers are largely those offered to the general employee population. Executive officers are also offered the opportunity to participate in a non-qualified deferred compensation plan which is only available to senior officers; they are provided a Salary Continuance and Long Term Disability Plan.

     Tax Compliance Policy. The federal tax code imposes a limitation on the deduction for certain executive officers’ compensation unless certain requirements are met. While our goal is to have all compensation fully deductible, we reserve the right to pay compensation that is not deductible if it is in the best interests of I/O. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, we have not adopted a policy that all compensation must be deductible.

Compensation for the Chief Executive Officer

     On March 31, 2003, we announced that we had appointed Robert P. Peebler as our president and chief executive officer. The compensation arrangements for Mr. Peebler were negotiated by our Compensation Committee members (except for Mr. Peebler, who removed himself from all discussions and deliberations). Mr. Myers and Mr. Lapeyre drew on input from our directors to address the terms of Mr. Peebler’s proposed compensation. In determining his overall compensation, the Committee took into account Mr. Peebler’s unique experience, expertise, and capabilities in the energy technology sectors that I/O presently serves, as well as future market opportunities for our company. Mr. Peebler’s technical and industry know-how in applying advanced technologies to oil and gas prospect analysis and reservoir management techniques were viewed as positive factors in the Board’s choice of him to lead I/O in bettering its competitive position.

     In structuring Mr. Peebler’s compensation package, no cash bonus was planned. Although Mr. Peebler is eligible for discretionary bonuses in the future, the Committee and Mr. Peebler decided that the bulk of his compensation should be weighted toward equity compensation, and that any grants of stock options should reflect an exercise price in excess of prevailing market prices for our common stock at the time our agreement in principle was reached on his compensation terms. The compensation arrangements for Mr. Peebler were arrived at independently of the Board’s determination of the terms and conditions of I/O’s investment in Energy Venture Partners (EVP), of which he was the former president and chief executive officer.

     As a result of these negotiations and deliberations, the Committee members (other than Mr. Peebler) felt that the three basic components of Mr. Peebler’s compensation arrangements,

•	an annual base salary of $455,000, assuming 100% of his time was devoted to I/O,

•	no guaranteed bonus, and

•	stock options for 1,325,000 shares of common stock exercisable at $6.00 per share (representing a premium of approximately 67% over average prevailing market prices at the time of his agreement),

were consistent with the Board’s objectives of retaining a chief executive officer who could capitalize on opportunities in future technology trends affecting the oil and gas exploration and production industry.

     After March 31, 2003, Mr. Peebler continued to serve as the Chairman of EVP and held a 23% ownership interest in EVP. Under Mr. Peebler’s employment agreement with us, Mr. Peebler was permitted to devote up to 20% of his time to EVP. Later in 2003, EVP’s board of directors determined to liquidate EVP. On January 1, 2004, the Board granted Mr. Peebler an increase in his base salary from $400,000 to $455,000 per year, based on his current full time responsibilities working for I/O.

Summary

     The Committee believes the executive compensation policies and programs described in this report serve the interests of the stockholders and I/O. Pay delivered to executives is intended to be linked to, and commensurate with, I/O’s performance and with stockholder expectations. We caution you that the practice and performance results of the compensation philosophy described in this report should be measured over a period sufficiently long to determine whether strategy development and implementation are in line with, and responsive to, stockholder expectations.

Franklin Myers, Chairman
James M. Lapeyre, Jr.
John N. Seitz

ITEM 2 — PROPOSAL TO ADOPT THE
THE INPUT/OUTPUT, INC. 2004 LONG-TERM INCENTIVE PLAN

General

     On May 3, 2004, our Board of Directors adopted the Input/Output, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”), subject to approval by the stockholders. The 2004 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and is not a “qualified plan” within the meaning of section 401 of the Internal Revenue Code of 1986, as amended (the “Code”).

     The primary objective of the 2004 Plan is to promote stockholder value by providing appropriate incentives to key employees and certain other individuals who perform services for I/O and its affiliates. The Plan is administered by the Compensation Committee of the Board of Directors, which is comprised exclusively of non-employee independent directors. The 2004 Plan provides for the granting of stock options, stock appreciation rights, performance share awards and other equity-based awards providing similar benefits. Certain awards under the 2004 Plan may be paid in cash or common stock, as determined by the Compensation Committee. The Compensation Committee has exclusive discretion to select the participants who will receive awards and to determine the type, size and terms of each award; however, non-employee directors are not eligible to receive awards. The Compensation Committee will also make all other determinations that it decides are necessary or desirable in the interpretation and administration of the plan.

     The following summary of the material features of the 2004 Plan is qualified by reference to the copy of the 2004 Plan that is attached as Appendix B to this proxy statement.

Shares Subject to the 2004 Plan

     Under the 2004 Plan, the Compensation Committee may grant awards covering at any one time up to 1,000,000 shares of common stock. Under the 2004 Plan, the maximum cash payout to any participant with respect to awards is limited to $20,000,000 in any calendar year. The number of shares of common stock available under the 2004 Plan and outstanding awards are subject to adjustment to prevent the dilution of rights of plan participants resulting from stock dividends, stock splits, recapitalizations or similar transactions.

Awards under the 2004 Plan

     Under the 2004 Plan, the Compensation Committee may grant awards in the form of Incentive Stock Options (ISOs), as defined in section 422 of the Code, “nonstatutory” stock options (NSOs), stock appreciation rights (SARs), performance shares, and other stock-based awards. ISOs and NSOs together are called “Options.” The terms of each award are reflected in an incentive agreement between I/O and the participant.

     Options. Generally, Options must be exercised within 10 years of the grant date, except with respect to ISO grants to a 10% or greater stockholder which are required to be exercised within five years. The exercise price of each ISO may not be less than 100% of the fair market value of a share of common stock on the date of grant, or 110% in the case of a 10% or greater stockholder. To the extent the aggregate fair market value of shares of common stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs. The exercise price of each Option is payable in cash or, in the Compensation Committee’s discretion, by the delivery of shares of common stock owned by the optionee, or by any combination of these methods.

     SARs. Upon the exercise of an SAR, the holder will receive cash, common stock, or a combination thereof, the aggregate value of which equals the amount by which the fair market value per share of the common stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with or independently of an NSO. SARs are subject to such conditions and are exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of common stock on the date of grant.

     Performance Shares. Performance Shares are awards of common stock contingent upon the degree to which performance objectives selected by the Compensation Committee are achieved during a specified period, subject to adjustment by the Compensation Committee. The Compensation Committee establishes performance objectives that may be based upon company, business segment, participant or other performance objectives as well as the period during which such performance objectives are to be achieved. Examples of performance criteria include, but are not limited to, pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time, including the relative improvement therein. The Compensation Committee may make such adjustments in the computation of any performance measure, provided that any such modification does not prevent an award from qualifying for the “Performance-Based Exception” under section 162(m) of the Code, which is described below. Performance shares may be awarded alone or in conjunction with other awards. Payment of performance shares may be made only in shares of common stock.

     Other Stock-Based Awards. Other stock-based awards are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of common stock. Except to the extent that a stock-based award is granted in substitution for an outstanding award or is delivered upon exercise of an Option, the amount of consideration required to be received by I/O shall be either (i) no consideration other than for services actually rendered, in the case of authorized and unissued shares, or (ii) in the case of a stock-based award in the nature of a purchase right, consideration other than services rendered or to be rendered that are at least equal to 50% of the fair market value of the shares covered by such grant on the date of grant (or such percentage greater than 50% that is required by law). Subject to the terms of the 2004 Plan, the Compensation Committee may determine the terms and conditions of any stock-based awards, and those terms are to be set forth in the incentive agreement with the participant.

     Supplemental Payments. The Compensation Committee, either at the time of grant or at the time of exercise of an NSO or SAR or the time of vesting of performance shares, may provide for a supplemental payment by I/O to the participant in an amount specified by the Compensation Committee. The supplemental payment amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to the exercise of the NSO or SAR, the vesting of the performance shares and the receipt of a supplemental payment in connection therewith, assuming the participant is taxed at either the maximum effective income tax rate applicable to such awards or at a lower tax rate, as deemed appropriate by the Compensation Committee. The Compensation Committee shall have the discretion to grant supplemental payments that are payable in common stock or cash, determined by the Compensation Committee at the time of the payment.

Termination of Employment and Change in Control

     Except as otherwise provided in the applicable incentive agreement, if a participant’s employment or other service is terminated other than due to his death, disability, retirement or for cause, any non-vested portion of Options or other applicable awards will terminate and no further vesting will occur. In such event, then exercisable Options and awards will remain exercisable until the earlier of the expiration date set forth in the incentive agreement or 180 days after the date of termination of employment, except with respect to ISOs, in which case the period is three months. If termination of employment is due to disability or death, a participant’s then exercisable Options remain exercisable until the earlier of the expiration date of such Options and one year following termination. Upon retirement, a participant’s then exercisable Options remain exercisable for the earlier of the expiration date of such awards and one year following termination (except for ISOs, which will remain exercisable for only three months following termination). Upon termination for cause, all Options expire at the date of termination. Upon a change in control, any restrictions on other stock-based awards are deemed satisfied, all outstanding Options and SARs accelerate and become immediately exercisable and all the performance shares and any other stock-based awards become fully vested and deemed earned in full, if the incentive agreement so provides.

Performance-Based Exception

     Under section 162(m) of the Code, I/O may deduct, for federal income-tax purposes, compensation paid to its chief executive officer and four other most highly compensated executive officers only to the extent that such compensation does not exceed $1,000,000 for any such individual during any year, excluding compensation that qualifies as “performance-based compensation.” The 2004 Plan includes features necessary for certain awards under the plan to qualify as “performance-based compensation.” To qualify, Options granted under the 2004 Plan to covered individuals must have an exercise price per share that is not less than the fair market value of a share of the common stock on the date of grant. Performance shares may qualify for the exemption only if the Compensation Committee establishes in writing objective performance goals for such awards no later than 90 days after the commencement of the performance period and no payments are made to participants pursuant to the awards until the Compensation Committee certifies in writing that the applicable performance goals have been met.

Federal Tax Consequences

     The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

     NSOs. Under present regulations, an optionee who is granted an NSO will not realize taxable income at the time the Option is granted. In general, an optionee will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the option price, and, subject to section 162(m) of the Code and the requirement of reasonableness I/O will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The optionee’s basis in the shares so acquired equal the option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the optionee will realize long- or short-term capital gain or loss, depending upon the length of time the shares are held after the option is exercised.

     ISOs. An optionee is not taxed at the time an ISO is granted. The tax consequences upon exercise and later disposition depend upon whether the optionee was an employee of I/O or a subsidiary at all times from the date of grant until three months preceding exercise, or one year in the case of death or disability, and on whether the optionee holds the shares for more than one year after exercise and two years after the date of grant of the option. If the optionee satisfies both the employment rule and the holding rule, for regular tax purposes the optionee will not realize income upon exercise of the Option and I/O will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of an optionee, provided that the optionee satisfied the employment rule as of the date of such optionee’s death. If the optionee meets the employment rule but fails to observe the holding rule, a disqualifying disposition, the optionee generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the optionee as long-term or short-term capital gain, depending on the length of time the stock was held after the option was exercised. If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the optionee is generally limited to the excess of the sales price over the option price. In both situations, I/O’s tax deduction is limited to the amount of ordinary income recognized by the optionee. Different consequences apply for an optionee subject to the alternative minimum tax.

     Performance Shares. A participant is not taxed upon the grant of performance shares. Upon receipt of the underlying shares or cash, he will be taxed at ordinary income tax rates on the amount of cash received or the current fair market value of stock received, and I/O will be entitled to a corresponding tax deduction. The participant’s basis in any shares acquired pursuant to the settlement of performance shares will be equal to the amount of ordinary income on which he was taxed and, upon subsequent disposition, any gain or loss will be capital gain or loss.

     Withholding. I/O has the right to reduce the number of shares of common stock deliverable pursuant to the 2004 Plan by an amount which would have a fair market value equal to the amount of all federal, state or local taxes to be withheld, based on the tax rates then in effect or the tax rates that we reasonably believe will be in effect for the applicable tax year, or to deduct the amount of such taxes from any cash payment to be made to the participant, pursuant to the 2004 Plan or otherwise.

New Plan Benefits

     It is not possible to predict the individuals who will receive future awards under the 2004 Plan or the number of shares of common stock covered by any future award because such awards are wholly within the discretion of the

Compensation Committee. On May 3, 2004, the closing price of a share of common stock of I/O on the NYSE composite tape transactions was $8.09.

Termination or Amendment of the 2004 Plan

     The Board may amend, alter or discontinue the 2004 Plan at any time. The Board or the Governance Committee may amend the terms of any award previously granted; however, no amendment or discontinuance may impair the existing rights of any participant without the participant’s consent. The Board may not amend the Plan without stockholder approval if the amendment would materially increase the benefits received by participants, materially increase the maximum number of shares that may be issued under the plan or materially modify the plan’s eligibility requirements, or require shareholder approval under tax or regulatory requirements. In addition, I/O will seek the approval of its stockholders for any amendment if approval is necessary to comply with the Internal Revenue Code, federal or state securities laws or any other applicable rules or regulations. Unless sooner terminated, the Plan will expire on May 3, 2014 and no awards may be granted after that date.

     The affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present, is required to approve the adoption of the 2004 Plan.

     The Board of Directors recommends that stockholders vote “FOR” the proposal to adopt the Input/Output, Inc. 2004 Long-Term Incentive Plan.

ITEM 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     We have appointed PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2004. Services provided by PricewaterhouseCoopers to I/O in 2003 included the examination of our consolidated financial statements, review of our quarterly financial statement, statutory audits of our foreign subsidiaries, audit of our 401(k) plan and consultations on various tax and accounting matters.

     Representatives of PricewaterhouseCoopers are expected to be present at the annual meeting to respond to appropriate questions and to make such statements as they desire.

     The Board of Directors recommends that stockholders vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for fiscal 2004.

     In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

     The Audit Committee acts under a written charter adopted and approved by the Board of Directors. A copy of the charter is attached to this proxy statement as Appendix A.

     The Audit Committee has met and held discussions regarding the audited financial statements with management and the independent accountants. Management represented to us that I/O’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements with management and the independent accountants. We discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     We have received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and have discussed with the independent accountants the independent accountants’ independence from I/O and its management. We have also considered whether the independent accountants’ provision of non-audit services to I/O is compatible with the auditors’ independence.

     In reliance on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in I/O’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     Management is responsible for I/O’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. I/O’s independent accountants are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of I/O and we are not accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on I/O’s financial statements.

Theodore H. Elliott, Jr., Chairman
Bruce S. Appelbaum
John N. Seitz

PRINCIPAL AUDITOR FEES AND SERVICES

     The following table shows the fees billed to I/O or accrued by I/O for the audit and other services provided by PricewaterhouseCoopers LLP, our principal accounting firm, for fiscal 2003 and 2002:

	2003	2002
Audit Fees(a)	$281,410	$294,039
Audit-Related Fees(b)	97,160	91,721
Tax Fees(c)	230,642	256,565
All Other Fees	—	—

Total	$609,212	$642,325

(a)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(b)	Audit-related fees consisted primarily of accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures, review of registration statements and issuance of comfort letters and other attestation services not required by statute or regulation.

(c)	For fiscal 2003 and 2002, respectively, tax fees principally related to services for tax compliance (principally for U.S. federal and international returns), tax examination assistance, assistance related to the tax impact of mergers, acquisitions and divestitures on tax return preparation, and other tax advice and planning.

     Our Audit Committee Charter provides that all audit services and non-audit services must be approved by the Committee or a member of the Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, so long as the Chairman reports any decisions to pre-approve those audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

     All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Other Matters

     We bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock held in their names.

     Our directors and officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

     The form of this proxy statement has been approved by the Board of Directors and is being mailed and delivered to stockholders by its authority.

DAVID L. ROLAND
Vice President — General Counsel and
Corporate Secretary

Stafford, Texas
May 12, 2004

     The 2003 Annual Report to Stockholders includes our financial statements for the fiscal year ended December 31, 2003. We have mailed the 2003 Annual Report to all stockholders. The 2003 Annual Report does not form any part of the material for the solicitation of proxies.

APPENDIX A

Input/Output, Inc.
Audit Committee Charter

The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the independence and performance of the Company’s external auditors; and (4) the performance of the Company’s internal audit function.

The Audit Committee shall consist of a minimum of three directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange or a valid exemption thereto. All members of shall have sufficient financial experience and ability to enable them to discharge their responsibilities and at least one member shall be a financial expert, as defined under relevant law. Committee members shall not simultaneously serve on the audit committees of more than three public companies. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review the annual audited financial statements with management and the independent auditor, including major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company’s financial statements, as well as matters required to be reviewed under applicable legal, regulatory or New York Stock Exchange requirements.

3.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.	Review with management and the independent auditor of the Company’s earnings press releases and financial information and earnings guidance prior to the release of such statements to the public and the filing of its Form 10-Q.

5.	Meet periodically with management and the independent auditor to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.	Meet periodically with management and any consultants the Audit Committee or Management shall deem necessary to review the Company’s major risk exposures to the security of the Company’s employees, physical assets or information systems.

7.	Review Company’s financial reporting and accounting principles, significant changes in such principles or in their application and key accounting decisions affecting the Company’s financial statements, including alternatives to, and the rationale for, the decisions made.

8.	Exercise the sole authority and responsibility to select, evaluate and, if necessary, replace the independent auditor.

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9.	Exercise the sole authority to approve the fees to be paid to the independent auditor and the terms of the engagement and the Committee or a member must pre-approve any non-audit service provided to the Company by the independent auditor.

10.	Receive written periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, take appropriate action to satisfy itself of the independence of the auditor.

11.	Review written periodic reports from the independent auditor regarding the auditing firm’s internal quality-control procedures, any material issues raised within the preceding five years by the auditing firm’s internal quality-control reviews, by peer reviews of the firm, or by any governmental or other inquiry or investigation relating to any audit conducted by the firm.

12.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

13.	Obtain reports from management and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Ethics.

14.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

15.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

16.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

17.	Review and investigate any matters pertaining to the integrity of management, including conflicts of interest, or adherence to standards of business conduct as required in the policies of the Company, including a regular review of the compliance process in general.

18.	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19.	Meet at least quarterly with the Chief Financial Officer and the independent auditor in separate sessions.

20.	Review with management or such others as the Committee deems appropriate, the Company’s internal system of audit and financial controls and the results of internal audits.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Code of Ethics.

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APPENDIX B

INPUT/OUTPUT, INC.
2004 LONG-TERM INCENTIVE PLAN

SECTION 1.

General Provisions Relating
To Plan Governance, Coverage and Benefits

1.1 Purpose

     The purpose of the Plan is to foster and promote the long-term financial success of Input/Output, Inc. (the “Company”) and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees and Consultants, (b) motivating superior performance of key Employees and Consultants by means of long-term performance related incentives, (e) encouraging and providing key Employees and Consultants with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees and Consultants by providing competitive incentive compensation opportunities, and (e) enabling key Employees and Consultants to share in the long-term growth and success of the Company.

     The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     Subject to approval by the Company’s stockholders pursuant to Section 6.1, the Plan will become effective as of May 3, 2004 (the “Effective Date”). The Plan will commence on the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 6.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award that is an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2 Definitions

     The following terms shall have the meanings set forth below:

     (a) Appreciation. The difference between the Fair Market Value of a share of Common Stock on the date of exercise of a Tandem SAR and the option exercise price per share of the Nonstatutory Stock Option to which the Tandem SAR relates.

     (b) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

     (c) Board. The Board of Directors of the Company.

     (d) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment or Grantee’s services as a Consultant by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the

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Company within 30 days after written notice of such failure is provided to Grantee by the Board or by a designated officer of the Company or a Subsidiary; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary; or (vii) the material breach by a Consultant of such Grantee’s contract with the Company.

     (e) CEO. The Chief Executive Officer of the Company.

     (f) Change in Control. Any of the events described in and subject to Section 5.7.

     (g) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

     (h) Committee. A committee appointed by the Board consisting of at least two directors, who fulfill the “outside directors” requirements of Section 162(m) of the Code, to administer the Plan. The Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     (i) Common Stock. The common stock of the Company, $.01 per value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified, re-capitalized, or exchanged.

     (j) Company. Input/Output, Inc., Inc., a corporation organized under the laws of the State of Delaware, and any successor in interest thereto.

     (k) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not a Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii), is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

     (l) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation §1.162-27(c) (or its successor), during any such period that the Company is a Publicly Held Corporation.

     (m) Deferred Stock. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 4. at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

     (n) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

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     (o) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

     (p) Employment. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, government service or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion. Unless otherwise provided in the Incentive Agreement, the term “Employment” for purposes of the Plan is also defined to include compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary).

     (q) Exchange Act. The Securities Exchange Act of 1934, as amended.

     (r) Fair Market Value. While the Company is a Publicly Held Corporation, the Fair Market Value of one share of Common Stock on the date in question is deemed to be the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or as quoted on any national interdealer quotation system, if such shares are not so listed.

     (s) Grantee. Any Employee or Consultant who is granted an Incentive Award under the Plan.

     (t) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

     (u) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Performance Share, or Other Stock-Based Award, as well as any Supplemental Payment.

     (v) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 5. 1 (a).

     (w) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     (x) Independent SAR. A Stock Appreciation Right described in Section 2.5.

     (y) Insider. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

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     (z) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option or to which Section 421 of the Code does not apply.

     (aa) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

     (bb) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 2 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

     (cc) Parent. Any corporation (whether now or hereafter existing) which constitutes a “Parent” of the Company, as defined in Section 424(e) of the Code.

     (dd) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code § 162(m) and Treasury Regulation § 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

     (ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to and the payment value of any Performance Share or Other Stock-Based Award.

     (ff) Performance Share. An Incentive Award representing a contingent right to receive shares of Common Stock at the end of a Performance Period.

     (gg) Plan. Input/Output, Inc. 2004 Long-Term Incentive Plan, as set forth herein and as it may be amended from time to time.

     (hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

     (ii) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.

     (jj) Share. A share of Common Stock of the Company.

     (kk) Share Pool. The number of shares authorized for issuance under Section 1.4 as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 5.5.

     (ll) Spread. The difference between the exercise price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

     (mm) Stock Appreciation Right or SAR. A Tandem SAR described in Section 2.4 or an Independent SAR described in Section 2.5.

     (nn) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee or Consultant, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee of the Company, Parent or Subsidiary may be granted an Incentive Stock Option.

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     (oo) Subsidiary. Any corporation (whether now or hereafter existing) which constitutes a “subsidiary” of the Company, as defined in Section 424(f) of the Code.

     (pp) Supplemental Payment. Any amount, as described in Sections 2.7, and/or 3.2, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

     (qq) Tandem SAR. A Stock Appreciation Right that is granted in connection with a related Stock Option pursuant to Section 2.4, the exercise of which shall require forfeiture of the right to purchase a Share under the related Stock Option (and when a Share is purchased under the Stock Option, the Tandem SAR with respect thereto, shall similarly be canceled).

1.3 Plan Administration

     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. Notwithstanding the preceding, without the prior approval of the Company’s shareholders, any Stock Option previously granted under the Plan shall not be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted option, except as provided in Section 5.5.

     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings.

     (c) Decisions Binding. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

     (d) Modification of Outstanding Incentive Awards. Subject to the stockholder approval requirements of Section 6.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority to (i) grant Incentive Awards, or (ii) take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

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     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents, as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

     (g) Indemnification. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles or Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (h) Awards in Foreign Countries. The Board shall have the authority to adopt modifications, procedures, sub-plans, and other similar plan documents as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its subsidiaries may operate to assure the viability of the benefits of Incentive Awards made to individuals employed in such countries and to meet the objectives of the Plan.

1.4 Shares of Common Stock Available for Incentive Awards

     Subject to adjustment under Section 5.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised or settled in Common Stock) 1,000,000 Shares of Common Stock.

     The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder; provided, however, the aggregate number of Shares which may be issued upon exercise of ISOs shall in no event exceed 1,000,000 Shares (subject to adjustment pursuant to Section 5.5). The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

     While the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception which shall be done in accordance with the time periods in Code Section 162(m) and the regulations thereunder, the following rules shall apply to grants of Incentive Awards to Covered Employees:

     (a) Subject to adjustment as provided in Section 5.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARS, Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, in any consecutive four year period pursuant to any Incentive Awards held by any individual Covered Employee shall be 1,000,000 Shares.

     (b) The maximum aggregate cash payout (including SARS and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be twenty million dollars ($20,000,000).

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     (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

1.5 Share Pool Adjustments for Awards and Payouts.

     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) Stock Option;

     (b) SAR (except a Tandem SAR);

     (c) A payout of a Performance Share in Shares; and

     (d) A payout of an Other Stock-Based Award in Shares.

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

     (a) A payout of an SAR or Other Stock-Based Award in the form of cash;

     (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Stock Option, or the termination of a related Stock Option upon exercise of the corresponding Tandem SAR) of any Shares subject to an Incentive Award; and

     (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price plus any Shares withheld to pay withholding taxes).

1.6 Common Stock Available.

     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7 Participation

     (a) Eligibility. The Committee shall from time to time designate those Employees or Consultants, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee, who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     (b) Incentive Stock Option Eligibility. No Consultant shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such

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Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

1.8 Types of Incentive Awards

     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Performance Shares and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 5, and any combination of the foregoing.

SECTION 2.

Stock Options and Stock Appreciation Rights

2.1 Grant of Stock Options

     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees or Consultants and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2 Stock Option Terms

     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth, subject to Section 422 of the Code, the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant (five years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b)). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which,

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is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3 Stock Option Exercises

     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised.

     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, or (iii) by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) by any combination of (i), (ii), and (iii) above. Any payment in Shares shall be effected by surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. The Company shall not withhold shares, and the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

     While the Company is a Publicly Held Corporation, the Committee may also allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker or dealer), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

     Subject to Section 5.2 during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian or personal representative in the event of his Disability) or by a broker or dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

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     (b) Restrictions on Share Transferability-. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or quoted, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

     Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

     (e) Information Required in Connection with Exercise of Incentive Stock Option. The Company shall provide the Grantee with a written statement required by Code Section 6039 no later than January 31 of the year following the calendar year during which the Grantee exercises an Option that is intended to be an Incentive Stock Option.

2.4 Stock Appreciation Rights in Tandem with Nonstatutory Stock Options

     (a) Grant. The Committee may, at the time of grant of a Nonstatutory Stock Option, or at any time thereafter during the term of the Nonstatutory Stock Option, grant Stock Appreciation Rights with respect to all or any portion of the Shares of Common Stock covered by such Nonstatutory Stock Option. A Stock Appreciation Right in tandem with a Nonstatutory Stock Option is referred to herein as a “Tandem SAR.”

     (b) General Provisions. The terms and conditions of each Tandem SAR shall be evidenced by an Incentive Agreement. The Option Price per Share of a Tandem SAR shall be fixed in the Incentive Agreement and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Nonstatutory Stock Option to which it relates.

     (c) Exercise. A Tandem SAR may be exercised at any time the Nonstatutory Stock Option to which it relates is then exercisable, but only to the extent such Nonstatutory Stock Option is exercisable, and shall otherwise be subject to the conditions applicable to such Nonstatutory Stock Option. When a Tandem SAR is exercised, the Nonstatutory Stock Option to which it relates shall terminate to the extent of the number of Shares with respect to which the Tandem SAR is exercised. Similarly, when a Nonstatutory Stock Option is exercised, the Tandem SARs relating to the Shares covered by such Nonstatutory Stock Option exercise shall terminate.

     (d) Settlement. Upon exercise of a Tandem SAR, the holder shall receive, for each Share specified in the Tandem SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Appreciation shall

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be paid within 30 calendar days of the exercise of the Tandem SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined dividing (1) by (2), where (1) is the number of Shares as to which the Tandem SAR is exercised multiplied by the Appreciation in such shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

2.5 Stock Appreciation Rights Independent of Nonstatutory Stock Options

     (a) Grant. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options (“Independent SARs”).

     (b) General Provisions. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

     (c) Exercise. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

     (d) Settlement. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. If the Appreciation is to be paid in Common Stock or cash only, the resulting shares or cash shall be determined by dividing (1) by (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date. If a portion of the Appreciation is to be paid in Shares, the Share amount shall be determined by calculating the amount of cash payable pursuant to the preceding sentence then by dividing (1) as defined herein, minus the amount of cash payable, by (2) as defined herein.

2.6 Supplemental Payment on Exercise of Nonstatutory Stock Options or Stock Appreciation Rights

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option or Stock Appreciation Right, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option or Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and/or Stock Appreciation Right and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable solely in cash or Supplemental Payments that are payable in cash, Common Stock, or a combination of both, as determined by the Committee at the time of payment.

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SECTION 3.

Performance Shares

3.1 Performance Based Awards

     (a) Grant. The Committee is authorized to grant Performance Shares to selected Grantees who are Employees or Consultants. Each grant of Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee. The Committee may make grants of Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

     (b) Performance Criteria. The Committee may establish performance goals applicable to Performance Shares based upon criteria in one or more of the following categories: (i) performance of the Company as a whole, (ii) performance of a segment of the Company’s business, and (iii) individual performance. Performance criteria for the Company shall relate to the achievement of predetermined financial objectives for the Company and its Subsidiaries on a consolidated basis. Performance criteria for a segment of the Company’s business shall relate to the achievement of financial and operating objectives of the segment for which the participant is accountable. Examples of performance criteria shall include (but are not limited to) pre-tax or after-tax profit levels, including: earnings per share, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, net operating profits after tax, and net income; total shareholder return; return on assets, equity, capital or investment; cash flow and cash flow return on investment; economic value added and economic profit; growth in earnings per share; levels of operating expense and maintenance expense or measures of customer satisfaction and customer service as determined from time to time including the relative improvement therein. Individual performance criteria shall relate to a participant’s overall performance, taking into account, among other measures of performance, the attainment of individual goals and objectives. The performance goals may differ among participants.

     (c) Modification. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company’s objectives because of a change in the Company’s business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary. The Committee shall not permit any such modification that would cause the Performance Shares to fail to qualify for the Performance-Based Exception, if applicable.

     (d) Payment. The basis for payment of Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee’s Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the number of Performance Shares may be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Shares granted at the beginning of the Performance Period times the final Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in Common Stock.

     (e) Special Rule for Covered Employees. No later than the ninetieth (90th) day following the beginning of a Performance Period (or twenty-five percent (25%) of the Performance Period) the Committee shall establish performance goals as described in Section 3.1(b) applicable to Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall comply with Treasury Regulation § 1.162-27(e)(2) (or its successor). As soon as

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practicable following the Company’s determination of the Company’s financial results for any Performance Period, the Committee shall certify in writing: (i) whether the Company achieved its minimum performance for the objectives for the Performance Period, (ii) the extent to which the Company achieved its performance objectives for the Performance Period, (iii) any other terms that are material to the grant of Performance Shares, and (iv) the calculation of the payments, if any, to be paid to each Grantee for the Performance Period.

3.2 Supplemental Payment on Vesting of Performance Shares

     The Committee, either at the time of grant or at the time of vesting of Performance Shares, may provide for a Supplemental Payment by the Company to the Grantee in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of such Performance Shares and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as seemed appropriate by the Committee. The Committee shall have the discretion to grant Supplemental Payments that are payable in Common Stock.

SECTION 4.

Other Stock-Based Awards

4.1 Grant of Other Stock-Based Awards

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Incentive Awards.

4.2 Other Stock-Based Award Terms

     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the date of grant (or such percentage higher than 50% that is required by any applicable tax or securities law).

     (c) Performance Criteria and Other Terms. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee. All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.2.

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     (d) Payment. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

     (e) Dividends. The Grantee of an Other Stock-Based Award may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

SECTION 5.

Provisions Relating To Plan Participation

5.1 Plan Conditions

     (a) Incentive Agreement. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company, (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an Incentive Award as determined by the Committee (including if terminated for Cause), (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders’ agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

     (b) No Right to Employment. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment or to continue to provide services as a Consultant) by any Grantee or affect the right of the Company to terminate the Employment or services of any Grantee at any time without regard to the existence of the Plan.

     (c) Securities Requirements. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange or national quotation system on which Shares are traded or quoted. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

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     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

5.2 Transferability

     Incentive Awards granted under the Plan shall not be transferable or assignable, pledged, or otherwise encumbered other than by will or the laws of descent and distribution. However, only with respect to Incentive Awards that are not Incentive Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which Immediate Family members are the only partners, (iv) any other entity owned solely by Immediate Family members, or (v) pursuant to a domestic relations order that would qualify under Code Section 414(p); provided that (A) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must expressly provide for transferability in a manner consistent with this Section 5.2, (B) the actual transfer must be approved in advance by the committee, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with the first sentence of this section. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” (subject to the immediately succeeding paragraph) shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 5.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.

     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute a transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 5.2 shall be void and ineffective. The Committee in its discretion shall make all determinations under this Section 5.2.

5.3 Rights as a Stockholder

     (a) No Stockholder Rights. A Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

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5.4 Listing and Registration of Shares of Common Stock

     The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange or quotation system on which Shares of Common Stock are traded or quoted. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award.

5.5 Change in Stock and Adjustments

     (a) Changes in Law. Subject to Section 5.7 (which only applies in the event of a Change of Control), in the event of any change in applicable law which warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in writing. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, re-capitalizations, reorganizations or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

     (c) Recapitalization of the Company. Subject to Section 5.7 (which only applies in the event of a Change in Control), in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), re-capitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Incentive Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Incentive Awards, (iii) the number of shares and type of Common Stock (or other securities or property) subject to the annual per-individual limitation under Section 1.4 (a) of the Plan, (iv) the Option Price of each outstanding Incentive Award, and (v) the number of or Option Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate Option Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Incentive Award shall always be a whole number. In lieu of the forgoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Incentive Award. Notwithstanding the foregoing, no such

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adjustment or cash payment shall be made or authorized to the extent that such adjustment or cash payment would cause the Plan or any Stock Option to violate Code Section 422. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Grantee of its computation of such adjustment or cash payment, which shall be conclusive and shall be binding upon each such Grantee.

     (d) Issue of Common Stock by the Company. Except as herein above expressly provided in this Section 5.5 and subject to Section 5.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards.

5.6 Termination of Employment, Death, Disability and Retirement

     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, if the Grantee’s Employment or services as a Consultant is terminated for any reason other than due to his death, Disability, Retirement, or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one hundred eighty (180) days after the date of his termination, except with respect to Incentive Stock Options, in which case such period shall be three (3) months.

     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m., Houston, Texas time, on the date of such termination of Employment for cause.

     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon the termination of Employment due to the Retirement of any Employee who is a Grantee:

     i) any non-vested portion of any outstanding Option or other Incentive Award shall thereupon automatically be accelerated and become fully vested; and

     ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) twelve months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.

     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement, upon termination of employment as a result of the Grantee’s Disability or death:

     i) any non-vested portion of any outstanding Option or other applicable incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

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     ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.

     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this paragraph (d) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (d) has occurred.

     (d) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required.

5.7 Change in Control

     In the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the Grantee’s Incentive Agreement:

     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

     (b) all of the restrictions and conditions of any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

     (c) all of the Performance Shares and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee’s Incentive Agreement, the provisions of this Section 5.7 may not be terminated, amended, or modified to adversely affect any Incentive Award theretofore granted under the Plan without the prior written consent of the Grantee with respect to his outstanding Incentive Awards, subject, however, to the last paragraph of this Section 5.7.

     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:

     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of forty percent (40%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business

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combination involving the Company (a “Merger”), if, following such Merger, the conditions described in clauses (i) and (ii) of Section 5.7(c) (below) are satisfied;

     (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (a solicitation by any person or group of persons for the purpose of opposing a solicitation of proxies or consents by the Board with respect to the election or removal of Directors at any annual or special meeting of stockholders) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

     (c) Approval by the stockholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

     (d) The sale or other disposition of all or substantially all of the assets of the Company.

5.8 Exchange of Incentive Awards

     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

SECTION 6.

General

6.1 Effective Date and Grant Period

     This Plan is adopted by the Board effective as of May 3, 2004 (the "Effective Date”) subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. No Incentive Award that is an Incentive Stock Option shall be granted under the Plan after ten (10) years from the Effective Date.

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6.2 Funding and Liability of Company

     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

6.3 Withholding Taxes

     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding tax which could be imposed on the transaction. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

6.4 No Guarantee of Tax Consequences

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

6.5 Designation of Beneficiary by Participant

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

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6.6 Deferrals

     The Committee may authorize and establish deferred compensation agreements and arrangements in connection with Incentive Awards under the Plan and may establish trusts and other arrangements including “rabbi trusts”, with respect to such agreements and appoint one or more trustees for such trusts.

     The Committee may permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the satisfaction of any requirements or goals with respect to Performance Shares or Other Stock-Based Awards. If any deferral election is permitted hereunder, the Committee may, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under applicable sections of the Code.

6.7 Amendment and Termination

     The Board shall have the power and authority to terminate or amend the Plan at any time. No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing or qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing or quotation system requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s stockholders.

6.8 Governmental Entities and Securities Exchanges

     The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

6.9 Successors to Company

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

6.10 Miscellaneous Provisions

     (a) No Employee or Consultant, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Consultant, any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

     (b) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

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6.11 Severability

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

6.12 Gender, Tense and Headings

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

6.13 Governing Law

     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States or applicable provisions of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

INPUT/OUTPUT, INC.

By:

Title:

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